                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:

[X]   Preliminary proxy statement         [_] Confidential, for Use of the
      Definitive proxy statement              Commission Only (as permitted by
[_]   Definitive additional materials         Rule 14a-6(e)(2))
[_]   Soliciting material under Rule 14a-12

                 Lexington Global Corporate Leaders Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
  ----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
  ----------------------------------------------------------------------------

  (5) Total fee paid:
  ----------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
  ----------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement no.:
  ----------------------------------------------------------------------------

  (3) Filing Party:
  ----------------------------------------------------------------------------

  (4) Date Filed:
  ----------------------------------------------------------------------------

 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE
                                  COMMISSION.

                 LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
                     LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
                        LEXINGTON GNMA INCOME FUND, INC.
                            LEXINGTON GOLDFUND, INC.
                     LEXINGTON GROWTH AND INCOME FUND, INC.
                       LEXINGTON INTERNATIONAL FUND, INC.
                          LEXINGTON SILVER FUND, INC.
                   LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.
                   LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
                LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                          LEXINGTON GLOBAL INCOME FUND
                          LEXINGTON MONEY MARKET TRUST
                                 P.O. Box 1515
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663
                                 (800) 526-0056

                                  June  , 2000

Dear Shareholder:

   You are invited to attend a Special Meeting of Shareholders (the "Meeting") of the Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., Lexington Worldwide Emerging Markets Fund, Inc., Lexington Global Income Fund and Lexington Money Market Trust (each a "Fund" or collectively the "Funds") to be held on July 21, 2000, at the offices of the Funds located at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

   The Meeting has been called by your Board of Directors/Trustees because two transactions have been proposed which, if completed, would substantially affect your Fund. These transactions require your careful consideration and their completion require your vote on the proposals outlined below.

   The first transaction is the proposed acquisition of Lexington Global Asset Managers, Inc., the parent of your Fund's current investment adviser, Lexington Management Corporation, by ReliaStar Financial Corp. Upon the completion of this transaction, Pilgrim Investments, Inc., which is an indirect, wholly-owned subsidiary of ReliaStar Financial Corp., would become the investment adviser to the Funds, subject to your approval at this Meeting. It is proposed that Pilgrim Investments, Inc. would be paid the same advisory fees as are currently paid by the Funds to Lexington Management Corporation. Should it become the investment adviser to the Funds, Pilgrim Investments, Inc. expects that many of the portfolio managers who currently manage the Funds will remain the portfolio managers of those Funds and that except for Strato Advisors, Inc., which is the sub-adviser to Lexington Global Technology Fund and Lexington Worldwide Emerging Markets Fund, the current sub-advisers will continue to be sub-adviser to the Funds. In addition, upon the completion of the acquisition, your Fund would become part of the Pilgrim mutual fund complex, which currently consists of 36 different investment portfolios. As a shareholder of a Fund, you will be able to continue to purchase shares of that or any other Fund without paying any sales charge, even though it is expected that a sales load will be added to the Funds for new investors. You would also be permitted to exchange into or purchase shares of any fund in the Pilgrim mutual fund complex without paying any sales charge, even though all of those funds, except the money market funds, are sold with a sales load.

   Second, after Lexingon Asset Managers, Inc. and ReliaStar Financial Corp. entered into their agreement, ING Groep N.V. entered into an agreement with ReliaStar Financial Corp. to acquire ReliaStar Financial Corp. Should you approve Pilgrim Investments, Inc. becoming the investment adviser to the Funds upon the completion of the Lexington/ReliaStar transaction, it is expected that Pilgrim Investments, Inc. would remain the investment adviser to the Funds upon the completion of this second ReliaStar/ING transaction, and your status as a Fund shareholder within the Pilgrim mutual fund complex would not change. The investment advisory fees paid to Pilgrim Investments, Inc. would not change. In addition, you would continue to have all the same privileges to purchase and exchange shares of mutual funds within that complex. The continuation of Pilgrim Investments, Inc. as the investment adviser, however, requires that you take certain additional actions, which are more fully described in the proxy statement. The acquisition of ReliaStar Financial Corp. by ING Groep N.V. is expected to be completed in September 2000.

   At the Meeting you will be asked to consider and approve the following:

  . A proposal to elect thirteen (13) members to the Board of Directors or Board of Trustees, as the case may be, to hold office until the election and qualification of their successors;

  . Two proposals to approve new Investment Management Agreements between each Fund and Pilgrim Investments, Inc.;

  . Two proposals to approve new Sub-Adviser Agreements between Pilgrim
    Investments, Inc. and Crosby Asset Management (US) Inc. for the Lexington Small Cap Asia Growth Fund, Inc.;

  . Two proposals to approve new Sub-Adviser Agreements between Pilgrim
    Investments Inc. and Insinger Asset Management N.V. for the Lexington Small Cap Asia Growth Fund, Inc.;

  . Two proposals to approve new Sub-Adviser Agreements between Pilgrim
    Investments, Inc. and Troika Dialog Asset Management (Cayman Islands), Ltd. for the Lexington Troika Dialog Russia Fund, Inc.;

  . A proposal to ratify the selection of KPMG LLP as each Fund's independent public accountants for the fiscal year ending December 31, 2000;

  . A proposal to approve a new Service and Distribution Plan for each Fund other than the Lexington Money Market Trust;

  . A proposal to approve Amended and Restated Articles of Incorporation for Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., and Lexington Worldwide Emerging Markets Fund, Inc., each a Maryland corporation, which would make the Declaration of Trust for each Massachusetts business trust consistent with each other and would permit each Fund to offer its shares in multiple series and classes;

  . A proposal to approve an Amended and Restated Declaration of Trust for Lexington Global Income Fund and Lexington Money Market Trust, each a Massachusetts business trust, which would make the Declaration of Trust for each Massachusetts business trust consistent with each other and would permit each Fund to offer its shares in multiple series and classes; and

  . To transact such other business as may properly come before the meeting.

   These proposals are being presented to you because two events have occurred that affect the Funds. These events require your consideration of the proposals outlined above.

   These proposals are very important to the completion of both of the acquisitions described above. Each proposal is discussed in detail in the proxy statement. All of these proposals have been approved by your Board of Directors/Trustees. The Directors/Trustees recommend that each proposal be approved by shareholders. We are asking you to consider them carefully and express your vote on the enclosed proxy card or at the Meeting.

   The Boards of Directors/Trustees have fixed the close of business on May 23, 2000 as the record date (the "Record Date") for determining the shareholders who are entitled to receive notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the Record Date.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER PROXY SOLICITATION, AND TO ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR BEST INTEREST TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

   The Board of Directors/Trustees of each Fund has given careful consideration to these proposals, and each has concluded that they are in the best interests of each Fund and its shareholders. WE URGE YOU TO APPROVE ALL OF THE PROPOSALS.

                                          Sincerely,

                                          Robert M. DeMichele
                                          President

 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE
                                  COMMISSION.

                 LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
                     LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
                        LEXINGTON GNMA INCOME FUND, INC.
                            LEXINGTON GOLDFUND, INC.
                     LEXINGTON GROWTH AND INCOME FUND, INC.
                       LEXINGTON INTERNATIONAL FUND, INC.
                          LEXINGTON SILVER FUND, INC.
                   LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.
                   LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
                LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                          LEXINGTON GLOBAL INCOME FUND
                          LEXINGTON MONEY MARKET TRUST
                                 P.O. Box 1515
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663
                                 (800) 526-0056

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON

                                 July 21, 2000

   Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., Lexington Worldwide Emerging Markets Fund, Inc., Lexington Global Income Fund and Lexington Money Market Trust (each a "Fund" or collectively the "Funds") will host a Special Meeting of Shareholders (the "Meeting") on July 21, 2000 at 9:00 a.m. Eastern time at the offices of the Funds located at Park 80 West, Plaza Two, Saddle Brook, New Jersey, 07663. This will be a joint meeting for the shareholders of each Fund and for the shareholders of Lexington Emerging Markets Fund, Inc. and Lexington Natural Resources Trust.

   At the Meeting, shareholders will be asked to consider and approve the following:

    1. A proposal to elect thirteen (13) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors;

    2. A proposal to approve a new Investment Management Agreement between each Fund and Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar. The new Investment Management Agreement would have the same fees as the current Investment Management Agreement;

    3. A proposal to approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING"). The new Investment Management Agreement would have the same fees as the current Investment Management Agreement;

    4.    Lexington Small Cap Asia Growth Fund, Inc. only:

          a. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset Management (US) Inc. for Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset Management (US) Inc. for the Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the acquisition of ReliaStar by ING;

    5.    Lexington Small Cap Asia Growth Fund, Inc. only:

             a. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset Management N.V. for the Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset Management N.V. for the Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the acquisition of ReliaStar by ING;

    6.    Lexington Troika Dialog Russia Fund, Inc. only:

             a. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog Asset Management (Cayman Islands), Ltd. for the Lexington Troika Dialog Russia Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. A proposal to approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog Asset Management (Cayman Islands), Ltd. for the Lexington Troika Dialog Russia Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the acquisition of ReliaStar by ING;

    7. A proposal to ratify the selection of KPMG LLP as each Fund's independent public accountants for the fiscal year ending December 31, 2000;

    8. A proposal to approve a new Service and Distribution Plan for each Fund, other than the Lexington Money Market Trust, which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets;

    9. A proposal to approve Amended and Restated Articles of Incorporation for Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., and Lexington Worldwide Emerging Markets Fund, Inc., each a Maryland corporation;

    10. A proposal to approve an Amended and Restated Declaration of Trust for Lexington Global Income Fund and Lexington Money Market Trust, each a Massachusetts business trust;

    11.    Any other business properly brought before the meeting.

   The Boards of Directors/Trustees have fixed the close of business on May 23, 2000 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date. Please read the full text of the proxy statement for a complete understanding of the proposals.

   WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER PROXY SOLICITATION, AND TO ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR BEST INTEREST TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

Dated: June  , 2000

                                    By Order of the Boards of Directors/Trustees

                                    Lisa Curcio
                                    Secretary
                                    P.O. Box 1515, Park 80 West, Plaza Two
                                    Saddle Brook, New Jersey 07663

                PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                   OF THE SECURITIES AND EXCHANGE COMMISSION.

                 LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.
                     LEXINGTON GLOBAL TECHNOLOGY FUND, INC.
                        LEXINGTON GNMA INCOME FUND, INC.
                            LEXINGTON GOLDFUND, INC.
                     LEXINGTON GROWTH AND INCOME FUND, INC.
                       LEXINGTON INTERNATIONAL FUND, INC.
                          LEXINGTON SILVER FUND, INC.
                   LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.
                   LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
                LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.
                          LEXINGTON GLOBAL INCOME FUND
                          LEXINGTON MONEY MARKET TRUST
                                 P.O. Box 1515
                            Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663
                                 (800) 526-0056

                                PROXY STATEMENT

                               Dated June  , 2000

                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 July 21, 2000

GENERAL INFORMATION:

   The Directors of the Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., and Lexington Worldwide Emerging Markets Fund, Inc., each a Maryland Corporation, and the Trustees of the Lexington Global Income Fund and Lexington Money Market Trust, each a Massachusetts business trust (each a "Fund" or collectively the "Funds"), are soliciting your proxy for use at a Special Meeting of Shareholders (the "Meeting") to approve proposals that have already been approved by the Board of Directors/Trustees, as the case may be, of each Fund. The shareholders of each Fund will vote separately on each proposal presented at the Meeting. For your convenience, we have divided this proxy statement into four parts:

       Part 1--An Overview
       Part 2--The Proposals
       Part 3--More on Proxy Voting
       Part 4--Additional Information

   Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Funds at 1-800-526-0056. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone, telegraph or personal interview. The costs of solicitation will be borne by Lexington Management Corporation.

   We began mailing this proxy statement, Notice of Special Meeting and Proxy Card to shareholders on or about June , 2000.

   The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Funds (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

   The Funds' most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 1-800-526-0056 or write to the Funds at P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey, 07663.

PART 1--AN OVERVIEW

   This proxy statement is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees of the Funds for use at the Meeting to be held on July 21, 2000 at 9:00 a.m. Eastern time at the offices of the Funds located at Park 80 West, Plaza Two, Saddle Brook, New Jersey, 07663.

   The Boards of Directors/Trustees have fixed the close of business on May 23, 2000 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

   Two events have occurred that require the calling of this Meeting. These events directly affect the investment advisory agreements the Funds have with Lexington Management Corporation ("LMC") and the sub-advisory agreements LMC has with various sub-advisers.

   On February 29, 2000, Lexington Global Asset Managers, Inc. ("LGAM"), the parent to each Fund's current investment adviser, LMC, entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") whereby ReliaStar would acquire LGAM (the "Lexington Acquisition"). ReliaStar is a Minneapolis-based, publicly held life insurance holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefit products and services, life and health reinsurance, retirement plans, mutual funds, and bank and trust products. As of December 31, 1999, ReliaStar had
approximately $   billion in assets. Upon the completion of the Lexington
Acquisition, it is proposed that Pilgrim Investments, Inc. ("Pilgrim"), become the investment adviser for the Funds. Pilgrim is a wholly-owned subsidiary of Pilgrim Capital Corporation. Pilgrim Capital Corporation is a wholly-owned subsidiary of ReliaStar. Organized in 1994, Pilgrim is a registered investment adviser. As of April 30, 2000, Pilgrim managed 36 open-end funds, one closed-end fund, and other institutional accounts, with combined assets of approximately $16.2 billion.

   On April 30, 2000, ING Groep N.V. ("ING") entered into an agreement with ReliaStar for ING to acquire ReliaStar (the "ReliaStar Acquisition"). ING is a global financial institution active in the field of insurance, banking and asset management in more than 60 countries, with almost 90,000 employees. As of
December 31, 1999, ING had total assets of approximately $     , with
approximately $      under management. ING has informed the Funds that, if
shareholders approve the investment management agreements with Pilgrim, to go into effect upon the completion of the Lexington Acquisition, ING intends Pilgrim to continue as the investment adviser to the Funds, subject to shareholder approval.

   It is anticipated that the Lexington Acquisition will close shortly after the Meeting and that, upon the closing, the names of the Funds will be changed to replace "Lexington" with "Pilgrim." The Lexington Acquisition is subject to the satisfaction of certain conditions including, but not limited to, the approval of new investment advisory contracts with Pilgrim by (i) Lexington Funds holding 90% of the net assets held by all of the Lexington Funds and (ii) all Lexington Funds except Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology, Inc., Lexington Goldfund, Inc., Lexington Silver Fund, Inc. and Lexington Small Cap Asia Growth Fund, Inc. Accordingly, completion of the Lexington Acquisition requires the following:

     1. Approval by the Board of Directors or Board of Trustees, as the case may be, of each Fund of a new investment management agreement with Pilgrim; and

     2. Approval by the shareholders of each Fund of a new investment management agreement with Pilgrim.

   ReliaStar has advised the Boards of Directors/Trustees of the Funds that in addition to the conditions stated above, upon the closing of the Lexington Acquisition, it desires to have the Funds overseen by new Boards of Directors/Trustees. ReliaStar has advised the Boards of Directors/Trustees of the Funds that upon the closing of the Lexington Acquisition, it desires to have the Funds overseen by new Boards of Directors/Trustees. In addition, Pilgrim plans to recommend to the newly-elected Directors/Trustees, if elected by shareholders, that the Funds issue shares in multiple classes. Accordingly, the Boards of Directors/Trustees of the Funds, based on ReliaStar's and Pilgrim's recommendations and representations, recommend that all the Funds operate under the same form of Articles of Incorporation or Declaration of Trust, as the case may be, which, among other things, would allow the Funds to issue multiple series and classes of shares.

   Should shareholders of a Fund approve the investment management agreement with Pilgrim, that Fund will become a member of the Pilgrim mutual fund complex upon the completion of the Lexington Acquisition. The shareholders of that Fund who are shareholders at the time of the completion of the Lexington Acquisition will be able to continue to purchase shares of that or any other fund in the Pilgrim mutual fund complex at net asset value, without a sales load, even though it is likely that those mutual funds would otherwise be sold with a sales load. ING has advised the Directors/Trustees that it intends to continue this practice upon the completion of the ReliaStar Acquisition.

   Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the closing of the ReliaStar Acquisition, which is expected to occur in September 2000, after the completion of the Lexington Acquisition, would cause the new investment management agreements between the Funds and Pilgrim, should shareholders approve them, to terminate. In order to avoid an additional shareholder meeting to approve new investment management agreements, which would be identical to those the Directors/Trustees are recommending be approved by you to go in effect upon the completion of the Lexington Acquisition, the Directors/Trustees are proposing that you consider and approve those new agreements at this Meeting, to go into effect upon the completion of the ReliaStar Acquisition. The Directors/Trustees have been advised that ING, subject to the closing of the Lexington Acquisition, intends to continue to have the investment advisory functions for the Funds performed by Pilgrim, including those portfolio managers who are expected to manage the Funds after the Lexington Acquisition.

   The Directors/Trustees who are not "affiliated persons" of LMC or Pilgrim met on April 11, April 17 and April 18, 2000, to consider the Lexington Acquisition, the requests by ReliaStar and the recommendations they would make to the shareholders. On April 18, 2000, the full Boards met and took certain actions in connection with the proposed Lexington Acquisition. The Directors/Trustees recommended that those actions requiring shareholder approval be presented to shareholders. Pilgrim Capital Corporation has indicated that it will recommend that the newly constituted Boards of Directors/Trustees of the Funds, should they be elected by shareholders, ratify all actions taken by the current Directors/Trustees at their meetings on April 18, 2000, in connection with their consideration of the Lexington Acquisition.

   The Directors/Trustees who are not "affiliated persons" of LMC or Pilgrim met again on May 22 and May 23, 2000 to consider the ReliaStar Acquisition. On May 23, 2000, the full Boards met and took certain actions in connection with the proposed ReliaStar Acquisition. The Directors/Trustees recommended that those actions requiring shareholder approval be presented to shareholders. Pilgrim Capital Corporation has indicated that it also will recommend that the newly constituted Boards of Directors/Trustees of the Funds, should they be elected by shareholders, ratify all actions taken by the current Directors/Trustees at their meetings on May 23, 2000, in connection with their consideration of the ReliaStar Acquisition.

   The Directors/Trustees met again on June 7, 2000, to give final consideration to both the Lexington Acquisition and the ReliaStar Acquisition. The Directors/Trustees reviewed various additional materials and information, as well as all of the representations and assurances provided by ReliaStar, Pilgrim and ING. In addition, the Directors/Trustees were advised that Stratos Advisors, Inc. would not continue as the sub-adviser to Lexington Global Technology Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. after the closing of the Reliastar Acquisition. To ensure continuity of management, the Directors/Trustees further determined that it was in the best interest of shareholders to terminate the current sub-adviser agreement between LMC and Stratos Advisors, Inc. As a result, effective June 7, 2000, Messrs. Alan H. Wapnick, Richard T. Saler and Philip A. Schwartz will constitute the portfolio management team that will manage Lexington Global Technology Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. Additional information regarding Messrs. Wapnick, Saler and Schwartz can be found under Proposal 2 of the proxy statement.

   After considering all matters related to the acquisitions and their impact on the Funds, the Boards of Directors/Trustees have called these Meetings where shareholders will be asked to consider and approve the following proposals:

     1. To elect thirteen (13) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors.

     2. To approve a new Investment Management Agreement between each Fund and Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar. The new Investment Management Agreement would have the same fees as the current Investment Management Agreement;

     3. To approve a new Investment Management Agreement between each Fund and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING"). The new Investment Management Agreement would have the same fees as the current Investment Management Agreement;

     4.   Lexington Small Cap Asia Growth Fund, Inc. only:
             a. To approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset Management (US) Inc. for Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. To approve a new Sub-Adviser Agreement between Pilgrim and Crosby Asset Management (US) Inc. for Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of ReliaStar by ING;

     5.   Lexington Small Cap Asia Growth Fund, Inc. only:
             a. To approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset Management N.V. for Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. To approve a new Sub-Adviser Agreement between Pilgrim and Insinger Asset Management N.V. for Lexington Small Cap Asia Growth Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the acquisition of certain regulatory approvals and the completion of the proposed acquisition of ReliaStar by ING;

     6.   Lexington Troika Dialog Russia Fund, Inc. only:
             a. To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog Asset Management (Cayman Islands), Ltd. for Lexington Troika Dialog Russia Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar;

             b. To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog Asset Management (Cayman Islands), Ltd. for Lexington Troika Dialog Russia Fund, Inc., with no effective change in the fees from the current Sub-Adviser Agreement, to take effect upon the completion of the proposed acquisition of ReliaStar by ING;

     7. To ratify the selection of KPMG LLP as each Fund's independent public accountants for the fiscal year ending December 31, 2000;

     8. To approve a new Service and Distribution Plan for each Fund, other than the Lexington Money Market Trust, which would impose on each Fund a fee on an annualized basis of 0.25% of the average daily net assets;

     9. To approve Amended and Restated Articles of Incorporation for Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc., and Lexington Worldwide Emerging Markets Fund, Inc., each a Maryland corporation;

     10. To approve an Amended and Restated Declaration of Trust for Lexington Global Income Fund and Lexington Money Market Trust, each a Massachusetts business trust;

     11.   Any other business properly brought before the meeting.

THE FOLLOWING TABLE SUMMARIZES WHICH SHAREHOLDERS WILL VOTE ON EACH PROPOSAL:

         Fund Name                               Proposal
-----------------------------------------------------------------------------------
                             1   2   3  4a  4b  5a  5b  6a  6b   7   8   9  10  11
-----------------------------------------------------------------------------------
  Lexington Global
   Corporate Leaders Fund,
   Inc.                       .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Global
   Technology Fund, Inc.      .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington GNMA Income
   Fund, Inc.                 .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Goldfund, Inc.    .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Growth and
   Income Fund, Inc.          .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington International
   Fund, Inc.                 .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Silver Fund,
   Inc.                       .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Small Cap Asia
   Growth Fund, Inc.          .   .   .   .   .   .   .           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Troika Dialog
   Russia Fund, Inc.          .   .   .                   .   .   .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Worldwide
   Emerging Markets
   Fund, Inc.                 .   .   .                           .   .   .       .
-----------------------------------------------------------------------------------
  Lexington Global Income
   Fund                       .   .   .                           .   .       .   .
-----------------------------------------------------------------------------------
  Lexington Money Market
   Trust                      .   .   .                           .           .   .

PART 2--THE PROPOSALS

                                   PROPOSAL 1

                       THE ELECTION OF DIRECTORS/TRUSTEES

A. General Information:

   The Directors/Trustees of the Funds who are not "interested persons" of the Funds, LMC or Pilgrim nominated the thirteen individuals listed below (the "Nominees") to serve as Directors or Trustees, as the case may be, of the Funds upon the completion of the Lexington Acquisition and until the next meeting of shareholders at which Directors and Trustees are elected and their successors have been duly elected and qualified. The Nominees, none of whom are currently serving on the Boards of Directors/Trustees of the Funds, have been nominated to replace the current Boards of Directors/Trustees of the Funds immediately upon the completion of the Lexington Acquisition. All Nominees have consented to be named in this proxy statement and have agreed to serve if elected.

   The Nominees are being nominated in connection with the Lexington Acquisition. In evaluating the Nominees, the Directors/Trustees met in person with all of them except Messrs. Doherty, Patton and Turner, who were unable to attend. The Directors/Trustees took into account the background and experience of the Nominees, including their familiarity with the issues relating to these types of funds and investments, as well as their careers in business, finance, marketing and other areas. In selecting the Nominees, the Boards considered the fact that each is a director, trustee or advisory board member of each of the investment companies advised by Pilgrim. Based on their discussions with the Nominees present, the Directors/Trustees believed that the Nominees and the Nominees who were not present would serve the Funds well in the future if elected by shareholders.

   IF YOU GRANT AUTHORITY ON THE ACCOMPANYING PROXY CARD TO VOTE IN THE ELECTION OF THE THIRTEEN DIRECTORS/TRUSTEES, THE PERSONS NAMED AS PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND FOR A TERM OF OFFICE COMMENCING WITH THE COMPLETION OF THE LEXINGTON ACQUISITION AND CONTINUING UNTIL THE NEXT MEETING OF SHAREHOLDERS AT WHICH DIRECTORS/TRUSTEES ARE ELECTED AND THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

   If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Boards of Directors/Trustees, or the Boards may reduce the number of Directors or Trustees as provided in each Fund's by-laws. Any other Nominee or Nominees who would not be an "interested person" of a Fund, any manager, or any sub-adviser, as defined by the 1940 Act (the "Independent Directors/Trustees"), will be selected by the Independent Directors/Trustees currently serving on the Board of Directors/Trustees. The Funds know of no reason why any of the Nominees listed below would be unable to serve if elected.

B. Nominees for Election to the Boards of Directors/Trustees:

   The Nominees for election to the Boards of Directors/Trustees are:

    .  Mary A. Baldwin, Ph.D.             .  Jock Patton
    .  Al Burton                          .  David W.C. Putnam
    .  Paul S. Doherty                    .  John R. Smith
    .  Robert B. Goode                    .  Robert W. Stallings
    .  Alan L. Gosule                     .  John G. Turner
    .  Mark Lipson                        .  David W. Wallace
    .  Walter H. May

   The following tables summarize information about the Nominees, the positions they will hold with each Fund, and their principal occupations. The address of each Nominee is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

                             Position(s) to
                            be Held With the
   Name, Age and Address         Fund**          Principal Occupation During Past 5 Years
---------------------------------------------------------------------------------------------
  Mary A. Baldwin Ph.D.     Director/Trustee Realtor, Caldwell Banker Success Realty
  (Age 60)                                   (formerly, The Prudential Arizona Realty) for
                                             more than the last five years. Ms. Baldwin is
                                             also Vice President, United States Olympic
                                             Committee (November 1996-present) and formerly
                                             Treasurer, United States Olympic Committee
                                             (November 1992-November 1996). Ms. Baldwin is
                                             also a director, trustee or advisory board
                                             member of each of the funds managed by
                                             Pilgrim.***
---------------------------------------------------------------------------------------------
  Al Burton (Age 71)        Director/Trustee President of Al Burton Productions for more than the last five years. Mr. Burton was formerly
                                             Vice President, First Run Syndication, Castle
                                             Rock Entertainment (July 1992-November 1994).
                                             Mr. Burton is also a director, trustee or
                                             advisory board member of each of the funds
                                             managed by Pilgrim.***
---------------------------------------------------------------------------------------------
  Paul S. Doherty (Age 65)  Director/Trustee President of Doherty, Wallace, Pillsbury and
                                             Murphy, P.C., Attorneys. Formerly a Director of
                                             Tambrands, Inc. Mr. Doherty is also a director
                                             or trustee of each of the funds managed by
                                             Pilgrim.***
---------------------------------------------------------------------------------------------
  Robert B. Goode (Age 69)  Director/Trustee Retired. Mr. Goode was formerly Chairman of
                                             American Direct Business Insurance Agency, Inc.
                                             (1996-2000), Chairman of The First Reinsurance
                                             Company of Hartford (1990-1991) and President
                                             and Director of American Skandia Life Assurance
                                             Company (1987-1989). Mr. Goode is also a
                                             director or trustee of each of the funds managed
                                             by Pilgrim.***
---------------------------------------------------------------------------------------------
  Alan L. Gosule (Age 58)   Director/Trustee Partner, Rogers & Wells (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment
                                             Management Co., Inc., Simpson Housing Limited
                                             Partnership, Home Properties of New York, Inc.,
                                             CORE Cap, Inc. and Calonnade Partners. Mr.
                                             Gosule is also a director or trustee of each of
                                             the funds managed by Pilgrim.***
---------------------------------------------------------------------------------------------
  *Mark Lipson (Age 50)     Director/Trustee Mr. Lipson was formerly Chairman of Northstar
                                             Holding Corporation, Northstar Investment
                                             Management Corporation and Northstar
                                             Distributors, Inc.; Director of Northstar
                                             Funding, Inc.; Director, President and Chief
                                             Executive Officer of National Securities &
                                             Research Corporation; and Director/Trustee and
                                             President of the National Affiliated Investment
                                             Companies and certain of National's subsidiaries
                                             (prior to August 1993). Mr. Lipson is also a
                                             director or trustee of each of the funds managed
                                             by Pilgrim.***
---------------------------------------------------------------------------------------------
  Walter H. May (Age 63)    Director/Trustee Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray,
                                             Inc. Mr. May is also a director or trustee of
                                             each of the funds managed by Pilgrim.***
---------------------------------------------------------------------------------------------
  Jock Patton (Age 54)      Director/Trustee Private Investor. Director of Hypercom
                                             Corporation (since January 1999), Stuart
                                             Entertainment, Inc. (since January 1999), and
                                             JDA Software Group, Inc. (since January 1999).
                                             Mr. Patton is also a Director of Buick of
                                             Scottsdale, Inc., National Airlines, Inc., BG
                                             Associates, Inc., BK Entertainment, Inc.,
                                             Arizona Rotorcraft, Inc. and Director and Chief
                                             Executive Officer of Rainbow Multimedia Group,
                                             Inc. Mr. Patton was formerly

                            Position(s) to be
                              Held With the
   Name, Age and Address         Fund**           Principal Occupation During Past 5 Years
----------------------------------------------------------------------------------------------
                                              Director of Stuart Entertainment, Inc. Director
                                              of Artisoft, Inc. (August 1994-July 1998);
                                              President and Co-owner of StockVal, Inc. (April
                                              1993-June 1997) and a Partner and Director of
                                              the law firm of Streich, Lang, P.A. (1972-1993).
                                              Mr. Patton is also a director, trustee or a
                                              member of the advisory board of each of the
                                              funds managed by Pilgrim.***
----------------------------------------------------------------------------------------------
  David W.C. Putnam (Age    Director/Trustee  President, Clerk and Director of F.L. Putnam
  60)                                         Securities Company, Inc., and its affiliates.
                                              Mr. Putnam is Director of Anchor Investment
                                              Management Corporation and President and
                                              Director/Trustee of Anchor Capital Accumulation
                                              Trust, Anchor International Bond Trust, Anchor
                                              Gold and Currency Trust, Anchor Resources and
                                              Commodities Trust and Anchor Strategic Assets
                                              Trust. Mr. Putnam was formerly Director of Trust
                                              Realty Corp. and Bow Ridge Mining Co. Mr. Putnam
                                              is also a director or trustee of each of the
                                              funds managed by Pilgrim.***
----------------------------------------------------------------------------------------------
  John R. Smith (Age 76)    Director/Trustee/ President of New England Fiduciary Company
                            Chairman          (since 1991). Mr. Smith is Chairman of
                                              Massachusetts Educational Financing Authority
                                              (since 1987), Vice Chairman of Massachusetts
                                              Health and Education Authority, Vice Chairman of
                                              MHI, Inc. (Massachusetts non-profit Energy
                                              Purchasers Consortium (since 1996), and formerly
                                              Financial Vice President of Boston College
                                              (1970-1991). Mr. Smith is also a director or
                                              trustee of each of the funds managed by
                                              Pilgrim.***
----------------------------------------------------------------------------------------------
  *Robert W. Stallings      Director/Trustee  Chairman, Chief Executive Officer and President
  (Age 50)                                    of Pilgrim Group, Inc. (since December 1994);
                                              Chairman Pilgrim Investments, Inc. (since
                                              December 1994); Chairman, Pilgrim Securities,
                                              Inc. (since December 1994); President and Chief
                                              Executive Officer of Pilgrim Funding, Inc.
                                              (since November 1999); and President and Chief
                                              Executive Officer of Pilgrim Capital Corporation
                                              and its predecessors (since August 1991). Mr.
                                              Stallings is also a director, trustee or a
                                              member of the advisory board of each of the
                                              funds managed by Pilgrim.***
----------------------------------------------------------------------------------------------
  *John G. Turner (Age 60)  Director/Trustee/ Chairman and Chief Executive Officer of
                            Chairman          ReliaStar Financial Corp. and ReliaStar Life
                                              Insurance Co. (since 1993); Chairman of
                                              ReliaStar Life Insurance Company of New York
                                              (since 1995); Chairman of Northern Life
                                              Insurance Company (since 1992). Formerly
                                              Director of Northstar Investment Management
                                              Corporation and affiliates (1993-1999);
                                              President of ReliaStar Financial Corp. and
                                              ReliaStar Life Insurance Co. (1989-1991) and
                                              President and Chief Operating Officer of
                                              ReliaStar Life Insurance Company (1986-1991).
                                              Mr. Turner is also Chairman of each of the funds
                                              managed by Pilgrim.***
----------------------------------------------------------------------------------------------
  David Wallace (Age 75)    Director/Trustee  Chairman of Putnam Trust Company and FECO
                                              Engineered Systems, Inc. Mr. Wallace is
                                              President and Director/Trustee of the Robert R.
                                              Young Foundation, Governor of the New York
                                              Hospital, Trustee of Greenwit Hospital and
                                              Director of UMC Electronics and Zurn Industries,
                                              Inc. Mr. Wallace was formerly Chairman of Lone
                                              Star Industries, Putnam Trust Company, Chairman
                                              and Chief Executive Officer of Todd Shipyards,
                                              Bangor Punta Corporation and National Securities
                                              & Research Corporation. Mr. Wallace is also a
                                              director or trustee of each of the funds managed
                                              by Pilgrim.***

  * An "interested person" as defined in section 2(a)(19) of the 1940 Act.
 ** None of the Directors/Trustees own beneficial shares of the Funds as of May
    23, 2000.
*** The funds managed by Pilgrim consist of 11 open-end investment companies and one closed-end investment company. Ms. Baldwin and Messrs. Burton, Patton and Stallings serve as members of an advisory board for certain of the Pilgrim Funds. The advisory board members actively participate in discussions regarding the Pilgrim Funds, but do not have the ability to vote on any matters.

   At their meeting on April 18, 2000, the Directors/Trustees elected Mr. S.M.S. Chadha and Dr. Andrew M. McCosh to serve, for a term to expire December 31, 2006, as non-voting Advisory Directors/Trustees to those Funds having international portfolios. The Boards' actions were based on the belief that the Funds should continue to benefit from the particular experience and expertise relating to international markets and economies that these two individuals have brought to the Funds as current Directors/Trustees and that their participation will provide continuity of oversight to the Funds with more unique portfolios. As Advisory Directors/Trustees, Mr. Chadha and Dr. McCosh each will receive an annual retainer of $15,000 plus reasonable travel expenses.

C. Remuneration of Nominees:

   The Nominees currently serve on the boards of a number of funds advised by Pilgrim (the "Pilgrim Funds"). Those individuals who are Independent Directors/Trustees/Advisory Board Members of the Pilgrim Funds receive (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. Pilgrim has advised the Funds that it is not aware of any proposals to increase the fees paid to the Independent Directors/Trustees/Advisory Board Members should the Nominees be elected to the Boards of the Funds. The pro rata share of the retainer paid by each of the Funds would likely be based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by Pilgrim for which the Nominees serve in common as Directors/Trustees/Advisory Board Members. Directors/Trustees/Advisory Board Members who are not Independent Directors/Trustees would continue to receive no fees from the Funds. All Directors/Trustees/Advisory Board Members would continue to be reimbursed for any expenses incurred in attending meetings of the Funds and for other incidental expenses. Each Fund's Board fees are subject to the approval of the New Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board. The Pilgrim Funds currently do not provide retirement benefits for their Directors/Trustees/Advisory Board Members.

   The following table has been provided to the Funds by Pilgrim and sets forth information regarding the compensation paid to the Nominees for the fiscal year ended December 31, 1999 for service on the boards of the Pilgrim Funds. Nominees whose names are preceded by an asterisk (*) will be Directors/Trustees who are not Independent Directors/Trustees of the Funds if elected and if the Lexington Acquisition is completed.

                                Pension or
                                Retirement Estimated
                                 Benefits    Annual    Aggregate     Number of
                                Accrued as  Benefits  Compensation Directorships
             Name of               Fund       Upon      from the    in the Fund
        Director/Trustee         Expenses  Retirement Fund Complex    Complex
--------------------------------------------------------------------------------
   Mary A. Baldwin.............    N/A        N/A       $40,875          15
--------------------------------------------------------------------------------
   Al Burton...................    N/A        N/A       $40,875          15
--------------------------------------------------------------------------------
   Jock Patton.................    N/A        N/A       $45,875          15
--------------------------------------------------------------------------------
  *Robert W. Stallings.........    N/A        N/A            $0          15
--------------------------------------------------------------------------------
  *John G. Turner..............    N/A        N/A            $0          15
--------------------------------------------------------------------------------
   David W. Wallace............    N/A        N/A       $24,875          15
--------------------------------------------------------------------------------
   Paul S. Doherty.............    N/A        N/A       $27,125          15
--------------------------------------------------------------------------------
   Robert B. Goode.............    N/A        N/A       $26,625          15
--------------------------------------------------------------------------------
   Alan L. Gosule..............    N/A        N/A       $25,125          15
--------------------------------------------------------------------------------
  *Mark L. Lipson..............    N/A        N/A            $0          15
--------------------------------------------------------------------------------
   Walter H. May...............    N/A        N/A       $27,125          15
--------------------------------------------------------------------------------
   David W.C. Putnam...........    N/A        N/A       $24,375          15
--------------------------------------------------------------------------------
   John R. Smith...............    N/A        N/A       $27,125          15

* As of December 31, 1999, there were 15 directorships in the Pilgrim Fund complex. As a result of fund mergers which occurred on April 1, 2000, there are currently 12 directorships in the Pilgrim Fund complex.

   Upon the completion of the Lexington Acquisition, it is anticipated that the officers of the Funds will be:

     Name and Age       Position(s) with the Fund      Principal Occupation During Past 5 Years
---------------------------------------------------------------------------------------------------
  Robert W. Stallings  President and CEO           Chairman, Chief Executive Officer and President
  (Age 51)                                         of Pilgrim Group, Inc. ("Pilgrim Group") (since
                                                   December 1994); Chairman, Pilgrim Investments,
                                                   Inc. ("Pilgrim Investments") (since December
                                                   1994); Chairman, Pilgrim Securities, Inc.
                                                   ("Pilgrim Securities") (since December 1994);
                                                   President and Chief Executive Officer of Pilgrim
                                                   Funding, Inc. (since November 1999); and
                                                   President and Chief Executive Officer of Pilgrim
                                                   Capital Corporation and its predecessors (since
                                                   August 1991). Mr. Stallings is also a Director,
                                                   Trustee, or a member of the Advisory Board of
                                                   each of the Pilgrim Funds.
---------------------------------------------------------------------------------------------------
  James R. Reis        Executive Vice President    Director, Vice Chairman (since December 1994),
  (Age 42)             and Assistant Secretary     Executive Vice President (since April 1995), and
                                                   Director of Structured Finance (since April
                                                   1998), Pilgrim Group, Inc. and Pilgrim
                                                   Investments; Director (since December 1994) and
                                                   Vice Chairman (since November 1995) of Pilgrim
                                                   Securities; Executive Vice President, Assistant
                                                   Secretary and Chief Credit Officer of Pilgrim
                                                   Prime Rate Trust; Executive Vice President and
                                                   Assistant Secretary of each of the other Pilgrim
                                                   Funds. Presently serves or has served as an
                                                   officer or director of other affiliates of
                                                   Pilgrim Capital Corporation.
---------------------------------------------------------------------------------------------------
  Stanley Vyner        Executive Vice President    President and Chief Executive Officer (since
  (Age 49)                                         August 1996), Pilgrim Investments; Executive
                                                   Vice President of most of the other Pilgrim
                                                   Funds (since July 1996). Formerly Chief
                                                   Executive Officer (November 1993-December 1995)
                                                   HSBC Asset Management Americas, Inc., and Chief
                                                   Executive Officer, and Actuary (May 1986-October
                                                   1993) HSBC Life Assurance Co.
---------------------------------------------------------------------------------------------------
  James M. Hennessy    Executive Vice President    Executive Vice President and Secretary (since
  (Age 51)             and Secretary               October 1999), Pilgrim Capital Corporation and
                                                   its predecessors since April 1998. Executive
                                                   Vice President and Secretary (since April 1998),
                                                   Pilgrim Group, Pilgrim Securities and Pilgrim
                                                   Investments; Executive Vice President and
                                                   Secretary of each of the other Pilgrim Funds.
                                                   Formerly Senior Vice President, Pilgrim Capital
                                                   Corporation (April 1995-April 1998).
---------------------------------------------------------------------------------------------------
  Michael J. Roland    Senior Vice President and   Senior Vice President and Chief Financial
  (Age 41)             Principal Financial Officer Officer, Pilgrim Group, Pilgrim Investments and
                                                   Pilgrim Securities (since June 1998); Senior
                                                   Vice President and Principal Financial Officer
                                                   of each of the other Pilgrim Funds. He served in
                                                   same capacity from January, 1995-April, 1997.
                                                   Formerly, Chief Financial Officer of Endeaver
                                                   Group (April, 1997 to June, 1998).

   Name and Age   Position(s) with the Fund     Principal Occupation During Past 5 Years
--------------------------------------------------------------------------------------------
  Robert S. Naka  Senior Vice President and Senior Vice President, Pilgrim Investments
  (Age 36)        Assistant Secretary       (since November 1999) and Pilgrim Group, Inc.
                                            (since August 1999). Senior Vice President and
                                            Assistant Secretary of each of the other Pilgrim
                                            Funds. Formerly Vice President, Pilgrim
                                            Investments (April 1997-October 1999), Pilgrim
                                            Group, Inc. (February 1997-August 1999).
                                            Formerly Assistant Vice President, Pilgrim
                                            Group, Inc. (August 1995-February 1997).
                                            Formerly Operations Manager, Pilgrim Group, Inc.
                                            (April 1992-April 1995).
--------------------------------------------------------------------------------------------
  Robyn Ichilov   Vice President            Vice President, Pilgrim Investments (since
  (Age 32)        and Treasurer             August 1997), Accounting Manager (since November
                                            1995). Vice President and Treasurer of most of
                                            the other Pilgrim Funds. Formerly Assistant Vice
                                            President and Accounting Supervisor for
                                            PaineWebber (June 1993-April 1995).

   These officers of the Funds will receive no compensation directly from the Funds for performing the duties of their offices.

   The mailing address of each officer will be 40 N. Central Ave., Suite 1200, Phoenix, AZ 85004.

D. Required Vote:

   Directors/Trustees are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting.

E. Board Recommendation:

   The Boards of Directors/Trustees recommend that shareholders VOTE FOR the election of each of the Nominees to the Boards of Directors/Trustees of the Funds subject to their terms commencing and continuing as described above. If any of the Nominees is not elected by shareholders, the current Directors/Trustees may consider other courses of action. Because the commencement of each Nominee's term is conditioned upon the completion of the Lexington Acquisition, the effectiveness of shareholder action in electing the Nominees likewise will be conditioned on the consummation of the Lexington Acquisition. In the event the Lexington Acquisition is not consummated, the current Directors/Trustees will remain in office even if the Nominees are elected by shareholders.

                                   PROPOSAL 2

            THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT TO
         TAKE EFFECT UPON THE COMPLETION OF THE PROPOSED ACQUISITION OF
       LEXINGTON GLOBAL ASSET MANAGERS, INC BY RELIASTAR FINANCIAL CORP.

A. General Information:

   Under the 1940 Act, a transaction that results in a "change of control" or control of an investment adviser may be deemed to result in an "assignment" of any investment advisory agreement with that investment adviser. The 1940 Act further provides that an invest-ment advisory agreement will automatically terminate in the event of its assignment. The Lexington Acquisition described above may constitute a "change of control" of the adviser for purposes of the 1940 Act, which would cause the "assignment" and resulting termination of the present management agreements between the Funds and LMC (the "Current Agreements").

   The Independent Directors/Trustees reviewed the proposed Lexington Acquisition and the effect it would have on the Current Agreements in detail at their meetings held on April 11, April 17 and April 18, 2000. On April 18, 2000 the full Boards, including a majority of the Independent Directors/Trustees, after giving due consideration to the conditions of the Lexington Acquisition, voted to approve a new investment management agreement between each Fund and Pilgrim (the "Proposed Agreements") subject to the approval of Fund shareholders. The Proposed Agreements would become effective upon the closing of the Lexington Acquisition. (A copy of the form of the Proposed Agreement is attached hereto as Exhibit A.)

   If approved by shareholders, the Proposed Agreements would remain in effect for two years from the date they take effect and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Fund's Board of Directors/Trustees, or by the vote of a majority of the outstanding voting securities of the particular Fund, and in either case,
(ii) by a majority of the Fund's Independent Directors/Trustees who are also not parties to the Proposed Agreements.

B. The Terms of the Proposed Agreements:

   The terms of the Proposed Agreements related to the advisory services to be provided are substantially similar in all material respects to the terms of each Current Agreement. In addition, there is no change in the advisory fees to be paid by the Funds. The Proposed Agreements require Pilgrim to provide, subject to the supervision of the Boards of the Directors/Trustees of the Funds, a continuous investment program for each Fund and determine the composition of the assets of each Fund's portfolio, including determination of the purchase retention or sale of the securities, cash and other investments contained in the portfolio. Pilgrim will provide investment research and conduct program of evaluation, investment, sales and reinvestment of each Fund's assets.

   There are, however, some important differences between the Proposed Agreements and the Current Agreements you should take into consideration. Under the Current Agreements, LMC, on behalf of the Funds, performs certain accounting, shareholder servicing and other administrative services and is reimbursed by the Funds for the costs of performing them. The Proposed Agreements have no similar provision. Instead, certain accounting and administrative services and shareholder servicing would be performed under a separate Administrative Agreement whereby the Funds would pay an annual fee of 0.10% of average daily net assets.

   In addition, the Current Agreements obligate LMC to limit the ordinary business expenses of the Funds so as to not exceed the most restrictive expense limits imposed by any statute or regulation. Currently, neither LMC nor Pilgrim are aware of any, such statutes or regulations. LMC voluntarily limits expenses of certain Funds by waiving some or all of its advisory fee and/or reimbursing the Funds for certain expenses. While the Proposed Agreements contain no provisions that limit expenses, Pilgrim, has agreed under separate Expense Limitation Agreements, which were approved by the Directors/Trustees at their meetings on April 18, 2000, and again on May 23, 2000 to limit the expenses of the Funds to the levels shown below. The "expense caps," along with all of the current and expected expenses of the Funds, are also described below in more detail.

   As indicated above, the Proposed Agreements contain no increase in advisory fees for any of the Funds. The annual advisory fees paid by the Funds to Pilgrim as a percentage of each Fund's average daily net assets will be as follows:

                  Fund Name                             Adviser Fee
-----------------------------------------------------------------------------
  Lexington Global Corporate Leaders Fund,    1.00%
   Inc.
-----------------------------------------------------------------------------
  Lexington Global Technology Fund, Inc.      1.25%
-----------------------------------------------------------------------------
  Lexington GNMA Income Fund, Inc.            .60% on the first $150 million,
                                              .50% on the next $250 million,
                                              .45% on the next $400 million,
                                              .40% thereafter.
-----------------------------------------------------------------------------
  Lexington Goldfund, Inc.                    1.00% on the first $50 million
                                              and .75% thereafter.
-----------------------------------------------------------------------------
  Lexington Growth and Income Fund, Inc.      .75% on the first $100 million
                                              of average daily net assets,
                                              .60% on the next $50 million,
                                              .50% on the next $100 million
                                              and .40% thereafter.
-----------------------------------------------------------------------------
  Lexington International Fund, Inc.          1.00%
-----------------------------------------------------------------------------
  Lexington Silver Fund, Inc.                 1.00% on the first $30 million
                                              and .75% thereafter.
-----------------------------------------------------------------------------
  Lexington Small Cap Asia Growth Fund, Inc.  1.25%
-----------------------------------------------------------------------------
  Lexington Troika Dialog Russia Fund, Inc.   1.25%
-----------------------------------------------------------------------------
  Lexington Worldwide Emerging Markets Fund,  1.00%
   Inc.
-----------------------------------------------------------------------------
  Lexington Global Income Fund                1.00%
-----------------------------------------------------------------------------
  Lexington Money Market Trust                 .50% on the first $500 million
                                              and .45% thereafter.


   Pilgrim will enter into expense limitation agreements with each Fund which would limit for the next two years total expenses of the Funds (excluding: interest; taxes; brokerage commissions; other investment related costs; extraordinary expenses such as litigation; other expenses not incurred in the ordinary course of the Fund's business; and expenses of counsel or other persons or services retained by the Fund's Independent Directors/Trustees) to the same total expense limitations, plus any new distribution fees imposed by the adoption of Rule 12b-1 plans, currently in effect for each Fund. The following table shows the current expense limitation and the proposed expense limitation for each Fund.

                     Fund Name                      Expense Cap
-------------------------------------------------------------------------------
                                                      Current          Proposed
-------------------------------------------------------------------------------
  Lexington Global Corporate Leaders Fund, Inc.         2.50%            2.75%
-------------------------------------------------------------------------------
  Lexington Global Technology Fund, Inc.                2.50%            2.75%
-------------------------------------------------------------------------------
  Lexington GNMA Income Fund, Inc.                      1.04%            1.29%
-------------------------------------------------------------------------------
  Lexington Goldfund, Inc.                              2.75%            2.75%
-------------------------------------------------------------------------------
  Lexington Growth and Income Fund, Inc.                2.75%            2.75%
-------------------------------------------------------------------------------
  Lexington International Fund, Inc.                    2.75%            2.75%
-------------------------------------------------------------------------------
  Lexington Silver Fund, Inc.                           2.50%            2.75%
-------------------------------------------------------------------------------
  Lexington Small Cap Asia Growth Fund, Inc.            2.50%            2.75%
-------------------------------------------------------------------------------
  Lexington Troika Dialog Russia Fund, Inc.             3.35%            3.35%
-------------------------------------------------------------------------------
  Lexington Worldwide Emerging Markets Fund, Inc.       2.75%            2.75%
-------------------------------------------------------------------------------
  Lexington Global Income Fund                          2.75%            2.75%
-------------------------------------------------------------------------------
  Lexington Money Market Trust                          1.00%            1.00%

   The following chart compares the fees and expenses that shareholders in the Lexington Funds currently pay and the fees and expenses it is estimated that shareholders would pay if the Rule 12b-1 Plans and new Investment Management Proposed Agreements with Pilgrim are approved at the Meeting and the Lexington Acquisition occurs. The information presented is based on the assumptions that
(1) shareholders approve all Proposed Agreements and proposed Rule 12b-1 Plans, and (2) after the Lexington Acquisition, vendors and other service providers provide services to the Funds under current fee arrangements in place for the Pilgrim Funds or under lower fee arrangements that Pilgrim has negotiated with vendors. The proposed expense ratios shown below were provided by Pilgrim and represent good faith estimates of expenses.

                              Global                                          Growth
                             Corporate    Global       GNMA                      &
                              Leaders   Technology    Income     Goldfund     Income    International
-----------------------------------------------------------------------------------------------------
                            Cur-  Pro-  Cur-  Pro-  Cur-  Pro-  Cur-  Pro-  Cur-  Pro-   Cur-   Pro-
          Expenses          rent  posed rent  posed rent  posed rent  posed rent  posed  rent  posed
-----------------------------------------------------------------------------------------------------
  Investment advisory.....  1.00% 1.00% 1.25% 1.25% 0.63% 0.63% 0.54% 0.54% 0.93% 0.93%  1.00%  1.00%
-----------------------------------------------------------------------------------------------------
  Custodian expenses......  0.02% 0.02% 0.00% 0.35% 0.01% 0.02% 0.01% 0.02% 0.08% 0.08%  0.18%  0.30%
-----------------------------------------------------------------------------------------------------
  Transfer agent..........  0.21% 0.15% 0.00% 0.15% 0.11% 0.13% 0.27% 0.11% 0.28% 0.15%  0.15%  0.15%
-----------------------------------------------------------------------------------------------------
  Administrative service
   fees...................  0.00% 0.10% 0.00% 0.10% 0.00% 0.10% 0.00% 0.10% 0.00% 0.10%  0.00%  0.10%
-----------------------------------------------------------------------------------------------------
  Professional fees.......  0.23% 0.02% 0.00% 0.02% 0.02% 0.02% 0.01% 0.02% 0.13% 0.02%  0.14%  0.02%
-----------------------------------------------------------------------------------------------------
  Distribution expenses...  0.00% 0.25% 0.00% 0.25% 0.04% 0.25% 0.00% 0.25% 0.12% 0.25%  0.08%  0.25%
-----------------------------------------------------------------------------------------------------
  Printing and mailing....  0.11% 0.04% 0.00% 0.04% 0.02% 0.04% 0.02% 0.04% 0.10% 0.04%  0.12%  0.04%
-----------------------------------------------------------------------------------------------------
  Directors fees and
   expenses...............  0.09% 0.01% 0.00% 0.01% 0.01% 0.01% 0.01% 0.01% 0.03% 0.01%  0.08%  0.01%
-----------------------------------------------------------------------------------------------------
  Accounting and
   recordkeeping
   expenses...............  0.08% 0.02% 0.00% 0.02% 0.08% 0.02% 0.07% 0.02% 0.07% 0.02%  0.09%  0.02%
-----------------------------------------------------------------------------------------------------
  Registration fees.......  0.07% 0.04% 0.00% 0.04% 0.01% 0.04% 0.02% 0.04% 0.04% 0.04%  0.05%  0.04%
-----------------------------------------------------------------------------------------------------
  Computer processing
   fees...................  0.04% 0.00% 0.00% 0.00% 0.01% 0.00% 0.01% 0.00% 0.02% 0.00%  0.04%  0.00%
-----------------------------------------------------------------------------------------------------
  Amortization of deferred
   organization costs.....  0.00% 0.00% 0.00% 0.02% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%
-----------------------------------------------------------------------------------------------------
  Other expenses..........  0.09% 0.02% 1.75% 0.02% 0.02% 0.02% 0.02% 0.02% 0.10% 0.02%  0.07%  0.02%
-----------------------------------------------------------------------------------------------------
  2% redemption...........    --    --    --    --    --    --    --    --    --    --     --     --
-----------------------------------------------------------------------------------------------------
  Expenses before
   reimbursement*.........  1.95% 1.67% 3.00% 2.27% 0.95% 1.28% 0.98% 1.17% 1.89% 1.66%  1.99%  1.95%
-----------------------------------------------------------------------------------------------------
  Fund expense
   reimbursement..........  0.00% 0.00% 0.50% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%  0.00%  0.00%
-----------------------------------------------------------------------------------------------------
  Expense after
   reimbursement..........  1.95% 1.67% 2.50% 2.27% 0.95% 1.28% 0.98% 1.17% 1.89% 1.66%  1.99%  1.95%

* May not reflect exactly the sum of the itemized expenses due to the effects of rounding.

                                                                   Worldwide
                                           Small       Troika      Emerging     Global       Money
                              Silver     Cap Asia      Russia       Markets     Income      Market
-----------------------------------------------------------------------------------------------------
                            Cur-  Pro-  Cur-  Pro-   Cur-   Pro-  Cur-  Pro-  Cur-  Pro-  Cur-  Pro-
          Expenses          rent  posed rent  posed  rent  posed  rent  posed rent  posed rent  posed
-----------------------------------------------------------------------------------------------------
  Investment advisory.....  1.00% 1.00% 1.25% 1.25%  1.25%  1.25% 1.00% 1.00% 1.00% 1.00% 0.50% 0.50%
-----------------------------------------------------------------------------------------------------
  Custodian expenses......  0.15% 0.15% 0.31% 0.46%  0.83%  0.83% 0.26% 0.33% 0.13% 0.11% 0.02% 0.02%
-----------------------------------------------------------------------------------------------------
  Transfer agent..........  0.37% 0.15% 0.37% 0.15%  0.22%  0.15% 0.13% 0.15% 0.13% 0.15% 0.21% 0.15%
-----------------------------------------------------------------------------------------------------
  Administrative service
   fees...................  0.00% 0.10% 0.00% 0.10%  0.00%  0.10% 0.00% 0.10% 0.00% 0.10% 0.00% 0.00%
-----------------------------------------------------------------------------------------------------
  Professional fees.......  0.15% 0.02% 0.26% 0.02%  0.17%  0.02% 0.04% 0.02% 0.11% 0.02% 0.03% 0.02%
-----------------------------------------------------------------------------------------------------
  Distribution expenses...  0.00% 0.25% 0.00% 0.25%  0.17%  0.25% 0.24% 0.25% 0.12% 0.25% 0.00% 0.00%
-----------------------------------------------------------------------------------------------------
  Printing and mailing....  0.13% 0.04% 0.24% 0.04%  0.16%  0.04% 0.08% 0.04% 0.10% 0.04% 0.06% 0.04%
-----------------------------------------------------------------------------------------------------
  Directors fees and
   expenses...............  0.06% 0.01% 0.13% 0.01%  0.13%  0.01% 0.02% 0.01% 0.05% 0.01% 0.02% 0.01%
-----------------------------------------------------------------------------------------------------
  Accounting and
   recordkeeping
   expenses...............  0.08% 0.02% 0.09% 0.02%  0.06%  0.02% 0.07% 0.02% 0.09% 0.02% 0.08% 0.02%
-----------------------------------------------------------------------------------------------------
  Registration fees.......  0.05% 0.04% 0.17% 0.04%  0.06%  0.04% 0.03% 0.04% 0.05% 0.04% 0.02% 0.04%
-----------------------------------------------------------------------------------------------------
  Computer processing
   fees...................  0.03% 0.00% 0.07% 0.00%  0.04%  0.00% 0.02% 0.00% 0.03% 0.00% 0.02% 0.00%
-----------------------------------------------------------------------------------------------------
  Amortization of deferred
   organization costs.....  0.00% 0.00% 0.09% 0.09%  0.06%  0.06% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
-----------------------------------------------------------------------------------------------------
  Other expenses..........  0.07% 0.02% 0.11% 0.02%  0.10%  0.02% 0.07% 0.02% 0.06% 0.02% 0.05% 0.02%
-----------------------------------------------------------------------------------------------------
  2% redemption...........    --    --    --    --  -1.05% -1.05%   --    --    --    --    --    --
-----------------------------------------------------------------------------------------------------
  Expenses before
   reimbursement*.........  2.11% 1.80% 3.09% 2.45%  2.20%  1.74% 1.97% 1.98% 1.87% 1.76% 1.00% 0.82%
-----------------------------------------------------------------------------------------------------
  Fund expense
   reimbursement..........  0.00% 0.00% 0.59% 0.00%  0.00%  0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00%
-----------------------------------------------------------------------------------------------------
  Expense after
   reimbursement..........  2.11% 1.80% 2.50% 2.45%  2.20%  1.74% 1.97% 1.98% 1.87% 1.76% 1.00% 0.82%

* May not reflect exactly the sum of the itemized expenses due to the effects of rounding.

   Like each Current Agreement, each Proposed Agreement provides that Pilgrim is not subject to liability to the Fund, and shall be indemnified by the Fund, for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. Like each Current Agreement, each Proposed Agreement provides that Pilgrim is not subject to liability to the Fund, and shall be indemnified by the Fund, for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. In addition, Pilgrim would not be subject to liability to the Fund, and would be indemnified by the Fund, for any act or omission in the course of, or in connection with, a Sub-Adviser's rendering services under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

   Each Proposed Agreement may be terminated by a Fund without penalty upon not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the shareholders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by Pilgrim. Each Proposed Agreement would terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

C. Information About Pilgrim:

   Organized in December 1994, Pilgrim is registered as an investment adviser with the Securities and Exchange Commission. As of April 30, 2000, Pilgrim managed over $16.2 billion in mutual funds and institutional accounts.

   Pilgrim is an indirect, wholly owned subsidiary of ReliaStar, and is located at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004-4424. Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Additional information regarding Pilgrim can be found in Part 4 of this proxy statement.

   The individuals listed below, except for Mr. Underwood, currently are the portfolio managers for one or more of the Funds and are expected to be the portfolio mangers if the Proposed Agreements are approved by shareholders and become effective.

   Alan H. Wapnick: Mr. Wapnick will be a member of the investment management team that manages Pilgrim Global Corporate Leaders Fund and Pilgrim Global Technology Fund and the lead manager for Pilgrim Growth and Income Fund. He is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

   Richard T. Saler: Mr. Saler will be a member of the investment management team that manages the Pilgrim Global Corporate Leaders Fund, Pilgrim Global Technology Fund and Pilgrim Worldwide Emerging Markets Fund. He will be the lead manager of an investment management team for Pilgrim International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC and is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler first joined LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

   Philip A. Schwartz, CFA: Mr. Schwartz also will be a member of an investment management team that manages Pilgrim Global Corporate Leaders Fund, Pilgrim Global Technology Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim International Fund. Mr. Schwartz is a Vice President at LMC, and is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. degrees from Boston University.

   Denis P. Jamison, CFA: Mr. Jamison will manage Pilgrim GNMA Income Fund, Lexington Money Market Trust and Pilgrim Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC and is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

   Roseann G. McCarthy: Ms. McCarthy will co-manage Pilgrim GNMA Income Fund and Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department at LMC in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

   James A. Vail, CFA: Mr. Vail will manage Pilgrim Goldfund and Pilgrim Silver Fund. Mr. Vail is a Vice President of LMC responsible for precious metals analysis and portfolio management. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. degree and holds an M.B.A. in Finance from Seton Hall University.

   All of the portfolio managers except Mr. Wapnick, Mr. Jamison, Mr. Vail and Ms. McCarthy have entered into employment contracts with Pilgrim. Stratos will be terminating its investment management business, and Messrs. Viegas and Zaidi will become employees of Pilgrim.

   For information on the management of Lexington Small Cap Asia Growth Fund, Inc. and Lexington Troika Dialog Russia Fund, Inc., please refer to Proposals 4a, 5a, and 6a, respectively.

D. Evaluation by the Board of Directors/Trustees:

   In approving the Proposed Agreements the Boards considered a number of factors, including: (1) the performance of the mutual funds to which Pilgrim currently serves as investment adviser; (2) the depth and experience of Pilgrim and the financial strength of ReliaStar; (3) the fact that the advisory fees imposed under the Proposed Agreements are identical to those imposed by LMC;
(4) in the case of the sub-advised Funds except Lexington Global Technology Fund and Lexington Worldwide Emerging Markets Fund, the fact that the sub-advisers will remain unchanged; (5) the fact that after the transaction, many of the current portfolio managers will remain unchanged; (6) Pilgrim's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years, and that it will keep any existing expense limitation arrangements in effect for a period of at least two years; (7) the projected expense ratios for each Fund; (8) the commonality of terms of the Proposed Agreements and Current Agreements; and (9) the fairness of the compensation payable to Pilgrim under the Proposed Agreements in light of the services provided. In addition, the Boards of Directors/Trustees, including the Independent Directors/Trustees, considered various materials and representations provided by Pilgrim, including the representation that shareholders having accounts with the Funds at the time of the completion of the Lexington Acquisition will continue to be able to purchase shares of those Funds and any other mutual fund within the Pilgrim complex at net asset value, without any sales load, so long as the account remains open. The Director/Trustees also were advised by independent legal counsel with respect to these matters.

   Based upon their review, the Boards have determined that the Proposed Agreements are in the best interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Directors/Trustees of each Fund including the unanimous vote of the Independent Directors/Trustees, approved the Proposed Agreements and recommended that each Fund's shareholders vote for the Proposed Agreement.

E. Vote Required:

   Approval of the Proposed Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

F. Board Recommendation:

   The Board of Directors/Trustees of each Fund recommends that you VOTE FOR this Proposal. Should any Proposed Agreement not be approved by shareholders, or the Lexington Acquisition not be completed, the Current Agreement will continue in effect. Should any Proposed Agreement not be approved by shareholders, and the Lexington Acquisition is completed, Pilgrim may nonetheless serve as investment adviser to that Fund at the lesser of the fees that would be paid under the Proposed Agreement of Pilgrim's cost to render services to the Fund until such time as the Directors/Trustees determine an appropriate course of action. Under the agreement between ReliaStar and LGAM, the Lexington Acquisition is conditioned upon approval of the Proposed Agreements representing at least 90% of the aggregate assets of the Funds and the approval by shareholders of certain specific Funds.

                                   PROPOSAL 3

            THE APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT TO
         TAKE EFFECT UPON THE COMPLETION OF THE PROPOSED ACQUISITION OF
                  RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

A. General Information:

   As described earlier, certain transactions may result in the "assignment" of an investment company's investment advisory agreement. When an assignment occurs, the agreement terminates. The ReliaStar Acquisition may constitute a "change of control" of the adviser for purposes of the 1940 Act, which would cause the "assignment" termination of those investment management agreements between the Funds and Pilgrim approved by you under Proposal 2 (the "First Pilgrim Management Agreements").

   The Independent Directors/Trustees reviewed the potential assignment and termination of the First Pilgrim Management Agreements in detail at their meetings held on May 22 and May 23, 2000. On May 23, 2000 the full Boards, including a majority of the Independent Directors/Trustees, after giving due consideration to the ReliaStar Acquisition, voted to approve a second new investment management agreement between each Fund and Pilgrim (the "Second Pilgrim Management Agreements") subject to the approval of Fund shareholders. The Second Pilgrim Management Agreements would become effective upon the closing of the ReliaStar Acquisition.

   If approved by shareholders, the Second Pilgrim Management Agreements will remain in effect for two years from the date they take effect and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Fund's Board of Directors/Trustees, or by the vote of a majority of the outstanding voting securities of the particular Fund, and in either case,
(ii) by a majority of the Fund's Independent Directors/Trustees who are also not parties to the Second Pilgrim Management Agreements.

B. The Terms of the Proposed Agreements:

   The terms of the Second Pilgrim Management Agreements will be identical to the terms of the First Pilgrim Management Agreements. There will be no change in fees, and the agreements will be the same in all respects. In addition, it is expected that the same portfolio mangers who would be responsible for your Funds under the First Pilgrim Management Agreements would continue to be responsible for those same Funds under the Second Pilgrim Management Agreements.

C. Evaluation by the Board of Directors/Trustees:

   In approving the Second Pilgrim Management Agreements, the Boards considered a number of factors specific to the acquisition of ReliaStar by ING. Among others, these factors included: (1) the substantially greater financial strength of ING and the overall impact the ReliaStar Acquisition would have on Pilgrim and, ultimately, the Funds; (2) ING's representation that it will abide by the agreement made by ReliaStar to LGAM, which was communicated to the Directors/Trustees, that advisory fees imposed under the First Pilgrim Management Agreements will be identical to those fees currently imposed by LMC and that Fund shareholders will be able to continue to purchase shares of the Funds and other mutual funds in the Pilgrim complex at net asset value, without any sales load; (3) ING's representation that Pilgrim will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years from the effective date of the First Pilgrim Management Agreements, and that all existing expense limitation arrangements will remain in effect for a period of at least two years from the effective date of the First Pilgrim Management Agreements; (4) the representation by ING that after the ReliaStar Acquisition, Pilgrim will remain the investment adviser to the Funds, (5) representation that ING, after the ReliaStar Acquisition, will make every reasonable effort to keep Pilgrim senior management and investment personnel in place; and that ING will not intentionally affect the plans for portfolio management, marketing and fund administration discussed with the Boards by Pilgrim including the intent to retain many of the current Fund portfolio managers; and (7) the Board's understanding that ING will make every reasonable effort to ensure that the level and quality of service to the Funds and their shareholders will not be diminished by the addition to Pilgrim of assets currently managed by ING.

   Based upon their reviews, the Boards have determined that the Second Pilgrim Management Agreements are in the best interest of the Funds and their shareholders. Accordingly, after consideration of all the factors mentioned above and such other factors and information it considered relevant, and particularly the fact that the Second Pilgrim Management Agreements would be identical to the First Pilgrim Management Agreements and that there would be no change in the fees paid to Pilgrim, the Board of Directors/Trustees of each Fund unanimously approved the Second Pilgrim Management Agreements to take effect upon the completion of the ReliaStar Acquisition and recommended that each Fund's shareholders vote for the Second Pilgrim Management Agreements.

D. Vote Required:

   Approval of the Second Pilgrim Management Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

E. Board Recommendation:

   The Board of Directors/Trustees of each Fund recommends that you VOTE FOR this Proposal. Should the ReliaStar Acquisition not be completed, the First Pilgrim Management Agreements will continue in effect, so long as they were approved by shareholders under Proposal 2. Should any Second Pilgrim Management Agreement not be approved by shareholders, and the ReliaStar Acquisition is completed, the First Pilgrim Management Agreement would terminate. Pilgrim could nonetheless continue to serve as investment adviser to that Fund at the lesser of the fees that would be paid under the proposed Second Pilgrim Management Agreement or Pilgrim's cost to render services to the Fund until such time as the Directors/Trustees determine an appropriate course of action.

                                  PROPOSAL 4a

             THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT
         FOR LEXINGTON SMALL CAP ASIA GROWTH FUND, INC. TO TAKE EFFECT
               UPON THE COMPLETION OF THE PROPOSED ACQUISITION OF
       LEXINGTON GLOBAL ASSET MANAGERS, INC BY RELIASTAR FINANCIAL CORP.
 (Only shareholders of Lexington Small Cap Asia Growth Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   Currently, LMC has engaged Crosby Asset Management (US) Inc. ("Crosby") to assist it in the management of Lexington Small Cap Asia Growth Fund, Inc. (the "Current Sub-Adviser Agreement"). If the Lexington Acquisition is completed, there may be an "assignment" of the Current Sub-Adviser Agreement. In order to ensure continuity in the management of the Fund, Pilgrim has agreed to enter into an agreement with Crosby (the "Proposed Sub-Adviser Agreement") if shareholders of the Fund approve the Investment Management Agreement with Pilgrim. Under the Proposed Sub-Adviser Agreement, Crosby would provide the same services it currently provides under the agreement with LMC. There will be no change in the sub-advisory fee. If the Proposed Sub-Adviser Agreement is approved by shareholders, it will become effective upon the closing of the Lexington Acquisition. (The form of the Proposed Sub-Adviser Agreement is attached hereto as Exhibit B.)

   The Independent Directors met on April 11, April 17 and April 18, 2000, to consider the Lexington Acquisition and, among other things, the Proposed Sub-Adviser Agreement and the impact the Lexington

Acquisition would have on the Current Sub-Adviser Agreement. On April 18, 2000, the Fund's full Board of Directors, including all of the Independent Directors, approved the Proposed Sub-Adviser Agreement between Pilgrim and Crosby. The Board also directed that the Proposed Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If approved by shareholders, the Proposed Sub-Adviser Agreement will remain in effect for two years from the date it takes effect and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Sub-Adviser Agreement.

B. The Terms of the Proposed Sub-Adviser Agreement:

   Under the Proposed Sub-Adviser Agreement, Crosby would act as Sub-Adviser to the Fund. In this capacity, Crosby, subject to the supervision of Pilgrim and the Directors of the Fund, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of the Fund's assets. The Proposed Sub-Adviser Agreement is the same in many respects to the Current Sub-Adviser Agreement, and even though the fee that would be paid by Pilgrim to Crosby would be calculated differently under the Proposed Sub-Adviser Agreement, it is effectively the same as the fee paid under the Current Sub-Adviser Agreement. The Current Sub-Adviser Agreement provides that the sub-adviser be paid a percentage of the fee paid by the Fund to LMC after any reimbursements LMC might make to the Fund. Under the Proposed Sub-Adviser Agreement, the sub-adviser is paid a specific fee which is then subject proportionately to any reimbursement to the Fund under a separate Expense Limitation Agreement.

   The Proposed Sub-Advisory Agreement provides that Crosby will not be liable for any act or omission related to any portfolio for which Crosby is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or gross negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Adviser Agreement. The Proposed Sub-Adviser Agreement can be terminated by Pilgrim on 60 days' notice to Crosby; by the Fund, the Fund's Board of Directors or by vote of the shareholders on 60 days' notice; or by Crosby on three months' notice.

   The Current Sub-Adviser Agreement became effective on June 17, 1995, and was last approved by shareholders on June 17, 1995. During the Fund's last fiscal year, Crosby received $83,626 from LMC under the Current Sub-Adviser Agreement.

   The Fund is expected to be managed by a portfolio management team consisting of investment professionals from both Pilgrim and Crosby. The lead manager, who is currently the lead manager for the Fund, will be:

   Christina Lam: Ms. Lam is Vice President of Crosby and will be Portfolio Manager of the Pilgrim Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. After graduating with a Law Degree with Honors from Warwick University, she qualified as a barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

   Crosby (32/F Asia Pacific Finance Tower, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong) was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment companies and institutional private accounts around the world including the United States.

C. Adviser Fees:

   As compensation for its services as investment adviser, the Fund would pay Pilgrim a monthly advisory fee at the annual rate of 1.25% of the average daily net assets of the Fund. Pilgrim would pay Crosby an annual investment sub-advisory fee of 0.625% of the Fund's average daily net assets. The investment sub-advisory fee would be paid by Pilgrim, not the Fund.

D. Board Considerations:

   In considering whether to recommend that the Proposed Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered, among other things, the qualifications of Crosby's professional staff and information related to Crosby's past performance. In addition, the Board considered the importance of maintaining continuity of management should Pilgrim become the Fund's investment adviser. Moreover, the Board noted that the sub-advisory fees effectively would remain the same and that the Proposed Sub-Adviser Agreement would be materially the same as the Current Sub-Adviser Agreement.

E. Required Vote:

   Approval of the Proposed Sub-Adviser Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

F. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Proposed Sub-Adviser Agreement between Pilgrim and Crosby. If the Proposed Sub-Adviser Agreement is not approved, the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. The effectiveness of the Proposed Sub-Adviser Agreement, if approved by shareholders, is conditioned on the completion of the Lexington Acquisition and the approval of the First Pilgrim Management Agreement.

                                  PROPOSAL 4b

         THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT FOR THE
         LEXINGTON SMALL CAP ASIA GROWTH FUND, INC. TO TAKE EFFECT UPON
                 THE COMPLETION OF THE PROPOSED ACQUISITION OF
                  RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

 (Only shareholders of Lexington Small Cap Asia Growth Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   Should shareholders of Lexington Small Cap Asia Growth Fund, Inc. approve the sub-advisory agreement between Pilgrim and Crosby as proposed in Proposal 4a, that agreement (the "First Pilgrim Sub-Adviser Agreement") would become effective upon the completion of the Lexington Acquisition. The First Pilgrim Sub-Adviser Agreement, however, may terminate upon the completion of the ReliaStar Acquisition. In order to ensure continuity in the management of the Fund, Pilgrim will enter into a second agreement with Crosby (the "Second Pilgrim Sub-Adviser Agreement") to take effect upon the completion of the ReliaStar Acquisition if shareholders of the Fund approve the Second Pilgrim Management Agreement with Pilgrim. Under the Second Pilgrim Sub-Adviser Agreement, Crosby would provide the same services it currently provides under the agreement with LMC and it proposes to provide under the First Pilgrim Sub-Adviser Agreement. As with the First Pilgrim Sub-Adviser Agreement, there would be no change in the sub-advisory fee. If the Second Pilgrim Sub-Adviser Agreement is approved by shareholders, it would become effective upon the closing of the ReliaStar Acquisition.

   The Independent Directors reviewed the Second Pilgrim Sub-Adviser Agreement in detail at its meetings on May 22 and May 23, 2000. On May 23, 2000, the Fund's full Board of Directors, including a majority of the Independent Directors, unanimously approved the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Crosby. The Board also directed that the Second Pilgrim Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If approved by shareholders, the Second Pilgrim Sub-Adviser Agreement would remain in effect for two years from the date it takes effect and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Second Pilgrim Sub-Adviser Agreement.

B. The Terms of the Second Pilgrim Sub-Adviser Agreement:

   The terms of the Second Pilgrim Sub-Adviser Agreement would be identical to the terms of the First Pilgrim Sub-Adviser Agreement, including the amount of the fee paid to Crosby. In addition, it is expected that the Fund would be managed by the same portfolio management team with the same lead manager as is anticipated under the First Pilgrim Sub-Adviser Agreement.

C. Board Considerations:

   In considering whether to recommend that the Second Pilgrim Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered all of the same factors it considered in approving the First Pilgrim Sub-Adviser Agreement. In addition, the Board took into account the representations by Pilgrim that the terms of the Second Pilgrim Sub-Adviser Agreement would be identical to the First Pilgrim Sub-Adviser Agreement and that there would be no change in the fee paid to Crosby.

D. Required Vote:

   Approval of the Second Pilgrim Sub-Adviser Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

E. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Crosby. If the Second Pilgrim Sub-Adviser Agreement is not approved, the Directors will determine what action should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. The effectiveness of the Second Pilgrim Sub-Adviser Agreement, if approved by shareholders, is conditioned on the completion of the ReliaStar Acquisition and the approval of the Second Pilgrim Management Agreement.

                                  PROPOSAL 5a

             THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT
       FOR THE LEXINGTON SMALL CAP ASIA GROWTH FUND, INC. TO TAKE EFFECT
            UPON THE ACQUISITION OF CERTAIN REGULATORY APPROVALS AND
                 THE COMPLETION OF THE PROPOSED ACQUISITION OF
       LEXINGTON GLOBAL ASSET MANAGERS, INC BY RELIASTAR FINANCIAL CORP.

 (Only shareholders of Lexington Small Cap Asia Growth Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   In September 1999, Crosby Asset Management (US) Inc. ("Crosby"), the sub-adviser to Lexington Small Cap Asia Growth Fund, Inc under an agreement with LMC, informed LMC that it intended to no longer provide investment advisory services to investment companies and that the portfolio manager for the Fund would become an employee of Insinger Asset Management N.V. ("Insinger"). The transfer of advisory functions was to take place only after Insinger received all necessary governmental authorizations to provide advisory services in the Asia region. In anticipation of this, the Board of Directors of the Fund, at a meeting held on September 14, 1999, unanimously approved a new Sub-Advisory Agreement with Insinger under which Insinger would replace Crosby as sub-adviser to the Fund upon the dissolution of Crosby (the "Insinger Agreement"). The Insinger Agreement was to be proposed to shareholders at a meeting to be scheduled.

   Pilgrim has agreed that if shareholders of the Fund approve the Investment Management Agreement with Pilgrim and the Lexington Acquisition is completed, it would enter into an agreement with Insinger to take effect upon the dissolution of Crosby (the "Proposed Sub-Adviser Agreement," the form of which is attached hereto as Exhibit B). Both the Board and Pilgrim understand that the effectiveness of this agreement is contingent upon Insinger receiving the necessary governmental authorizations.

   The Independent Directors met on April 11, April 17 and April 18, 2000, to consider the Lexington Acquisition and, among other things, the Proposed Sub-Adviser Agreement and the impact the Lexington Acquisition would have on the Current Sub-Adviser Agreement. On April 18, 2000, the Fund's full Board of Directors, including all of the Independent Directors, approved the Proposed Sub-Adviser Agreement between Pilgrim and Insinger. The Board also directed that the Proposed Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If approved by shareholders, the Proposed Sub-Adviser Agreement will remain in effect for two years from the date it takes effect and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Sub-Adviser Agreement.

   Under the Proposed Sub-Adviser Agreement, Insinger would provide substantially the same services Crosby currently provides under the agreement with LMC. The fee to be paid to Insinger would be the same as that paid to Crosby. Furthermore, upon the dissolution of Crosby Christina Lam, the current portfolio manager of the Fund, would become an employee of Insinger, and is expected to remain the portfolio manager of the Fund (see Proposal 4a above for Ms. Lam's biography). If the Proposed Sub-Adviser Agreement is approved by shareholders, it would become effective upon the dissolution of Crosby, the closing of the Lexington Acquisition and the acquisition by Insinger of all necessary regulatory approvals.

B. Terms of the Proposed Sub-Adviser Agreement:

   Under the Proposed Sub-Adviser Agreement, Insinger would act as Sub-Adviser to the Fund. In this capacity, Insinger, subject to the supervision of Pilgrim and the Directors of the Fund, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of the Fund's assets. The

Proposed Sub-Adviser Agreement is the same in many respects to the Current Sub-Adviser Agreement, including the fee that would be paid by Pilgrim to Insinger. It provides that Insinger would not be liable for any act or omission related to any portfolio for which Insinger is not the sub-adviser nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or gross negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Adviser Agreement. The Proposed Sub-Adviser Agreement can be terminated by Pilgrim on 60 days' notice to Insinger; by the Fund, the Fund's Board of Directors or by vote of the shareholders on 60 days' notice; or by Insinger on three months' notice.

   Insinger is part of Insinger S.A., the holding company of a private banking group engaged in the provision of asset management, securities trading, private banking, trust and fiduciary services. The Insinger Group manages approximately $3 billion of assets for a variety of private clients, pension funds, insurance companies and semi-government agencies. Insinger is responsible for segregated institutional portfolio management and manages both Luxembourg and Netherlands based ranges of mutual funds for some 5,000 clients around the world. It is located at 1605 Wheelock House, 20 Pedder Street, Central, Hong Kong.

C. Adviser Fees:

   As compensation for its services as investment adviser, the Fund would pay Pilgrim a monthly advisory fee at the annual rate of 1.25% of the average daily net assets of the Fund. Pilgrim would pay Insinger an annual investment sub-advisory fee of 0.625% of the Fund's average daily net assets. The investment sub-advisory fee is paid by Pilgrim, not the Fund.

D. Board Considerations:

   In considering whether to recommend that the Proposed Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered, among other things, the general qualifications of Insinger as an investment adviser and the fact that Ms. Lam would remain the lead portfolio manager of the Fund. In addition, the Board requested and evaluated other information from Insinger which the Board deemed to be relevant. Moreover, the Board noted that the Fund's portfolio manager would remain the same, that the sub-advisory fees would remain the same and that the Proposed Sub-Adviser Agreement would be materially the same as the agreement currently with Crosby and which is proposed with Insinger.

E. Required Vote:

   Approval of the Proposed Sub-Adviser Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

F. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Proposed Sub-Adviser Agreement between Pilgrim and Insinger. If the Proposed Sub-Adviser Agreement is not approved, the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. The effectiveness of the Proposed Sub-Adviser Agreement, if approved by shareholders, is conditioned on the receipt by Insinger of authority to conduct business in Hong Kong, and the completion of the Lexington Acquisition and the approval of the First Pilgrim Management Agreement.

                                  PROPOSAL 5b

           THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT FOR
 LEXINGTON SMALL CAP ASIA GROWTH FUND, INC. TO TAKE EFFECT UPON THE ACQUISITION
           OF CERTAIN REGULATORY APPROVALS AND THE COMPLETION OF THE
      PROPOSED ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

 (Only shareholders of Lexington Small Cap Asia Growth Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   Should shareholders of Lexington Small Cap Asia Growth Fund, Inc. approve the sub-advisory agreement between Pilgrim and Insinger Asset Management N.V. ("Insinger") as proposed in Proposal 5a, that agreement (the "First Pilgrim Sub-Adviser Agreement") would become effective upon the completion of the Lexington Acquisition. The First Pilgrim Sub-Adviser Agreement, however, may terminate upon the completion of the ReliaStar Acquisition. In order to ensure continuity in the management of the Fund, Pilgrim would enter into a second agreement with Insinger (the "Second Pilgrim Sub-Adviser Agreement") to take effect upon the completion of the ReliaStar Acquisition if shareholders of the Fund approve the Second Pilgrim Management Agreement with Pilgrim. Under the Second Pilgrim Sub-Adviser Agreement, Insinger would provide the same services it intended to provide under the agreement with LMC and it proposes to provide under the First Pilgrim Sub-Adviser Agreement. As with the First Pilgrim Sub-Adviser Agreement, there would be no change in the sub-advisory fee. If the Second Pilgrim Sub-Adviser Agreement is approved by shareholders, it would become effective upon the closing of the ReliaStar Acquisition. The effectiveness of the Second Pilgrim Sub-Adviser Agreement with Insinger is further conditioned upon the dissolution of Crosby and the acquisition by Insinger of necessary regulatory approvals.

   The Independent Directors reviewed the Second Pilgrim Sub-Adviser Agreement in detail at its meetings on May 22 and May 23, 2000. On May 23, 2000, the Fund's full Board of Directors, including a majority of the Independent Directors, unanimously approved the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Crosby. The Board also directed that the Second Pilgrim Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If approved by shareholders, the Second Pilgrim Sub-Adviser Agreement would remain in effect for two years from the date it takes effect and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Second Pilgrim Sub-Adviser Agreement.

B. The Terms of the Second Pilgrim Sub-Adviser Agreement:

   The terms of the Second Pilgrim Sub-Adviser Agreement would be identical to the terms of the First Pilgrim Sub-Adviser Agreement, including the amount of the fee to be paid to Insinger. In addition, it is expected that the Fund would be managed by the same portfolio management team with the same lead manager as is anticipated under the First Pilgrim Sub-Adviser Agreement.

C. Board Considerations:

   In considering whether to recommend that the Second Pilgrim Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered all of the same factors it considered in approving the First Pilgrim Sub-Adviser Agreement. In addition, the Board took into account the representations by Pilgrim that the terms of the Second Pilgrim Sub-adviser Agreement would be identical to the First Pilgrim Sub-Adviser Agreement and that there would be no change in the fee to be paid to Insinger.

D. Required Vote:

   Approval of the Second Pilgrim Sub-Adviser Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

E. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Insinger. If the Second Pilgrim Sub-Adviser Agreement is not approved, the Directors will determine what action should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. The effectiveness of the Second Pilgrim Sub-Adviser Agreement, if approved by shareholders, is conditioned on the receipt by Insinger of authority to conduct business in Hong Kong and the completion of the ReliaStar Acquisition.

                                  PROPOSAL 6a

THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT FOR THE LEXINGTON TROIKA
  DIALOG RUSSIA FUND, INC. TO TAKE EFFECT UPON THE COMPLETION OF THE PROPOSED
   ACQUISITION OF LEXINGTON GLOBAL ASSET MANAGERS, INC BY RELIASTAR FINANCIAL
                                     CORP.

 (Only shareholders of Lexington Troika Dialog Russia Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   Currently, LMC has engaged Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika") to assist it in the management of the Lexington Troika Dialog Russia Fund, Inc. (the "Current Sub-Adviser Agreement"). If the Lexington Acquisition is completed, there may be an assignment of the Current Sub-Adviser Agreement. In order to ensure continuity in the management of the Fund, Pilgrim has agreed to enter into an agreement with Troika (the "Proposed Sub-Adviser Agreement") if shareholders of the Fund approve the First Pilgrim Management Agreement. Under the Proposed Sub-Adviser Agreement, Troika would provide substantially the same services it currently provides under the agreement with LMC. There would effectively be no change in the sub-advisory fee. If the Proposed Sub-Adviser Agreement is approved by shareholders, it would become effective upon the closing of the Lexington Acquisition. (The form of Proposed Sub-Adviser Agreement is attached hereto as Exhibit B.)

   The Independent Directors met on April 11, April 17 and April 18, 2000, to consider the Lexington Acquisition and, among other things, the Proposed Sub-Adviser Agreement and the impact the Lexington Acquisition would have on the Current Sub-Adviser Agreement. On April 18, 2000, the Fund's full Board of Directors, including all of the Independent Directors, approved the Proposed Sub-Adviser Agreement between Pilgrim and Troika. The Board also directed that the Proposed Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If approved by shareholders, the Proposed Sub-Adviser Agreement will remain in effect for two years from the date it takes effect and unless terminated early, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Proposed Sub-Adviser Agreement.

B. The Terms of the Proposed Sub-Adviser Agreement:

   Under the Proposed Sub-Adviser Agreement, Troika would act as sub-adviser to the Fund. In this capacity, Troika, subject to the supervision of Pilgrim and the Directors of the Fund, would provide a continuous investment program of evaluation, investment, sales, and reinvestment of the Fund's assets. The Proposed Sub-

Adviser Agreement is the same in many respects to the Current Sub-Adviser Agreement, and even though the fee that would be paid by Pilgrim Crosby would be calculated differently under the Proposed Sub-Adviser Agreement, it is effectively the same as the fee paid under the Current Sub-Adviser Agreement. The Current Sub-Adviser Agreement provides that the sub-adviser be paid a percentage of the fee paid by the Fund to LMC after any reimbursements LMC might make to the Fund. Under the Proposed Sub-Adviser Agreement, the sub-adviser is paid a specific fee which is then subject proportionately to any reimbursements to the Fund under a separate Expense Limitation Agreement.

   The Proposed Sub-Adviser Agreement provides that Troika would not be liable for any act or omission related to any portfolio for which Troika is not the sub-adviser to that series nor for any act or omission related to any services provided except by reason of willful misfeasance, bad faith or gross negligence in the performance of those duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Adviser Agreement. The Proposed Sub-Adviser Agreement can be terminated by Pilgrim on 60 days' notice to Troika; by the Fund, the Fund's Board of Directors or by vote of the shareholders on 60 days' notice; or by Troika on three months' notice.

   The Current Sub-Advisory Agreement became effective on March 27, 1996, and was last approved by shareholders on December 19, 1997. During the Fund's last
fiscal year, Troika received $    from LMC under the Current Sub-Advisory
Agreement.

   The Fund is expected to be managed by a portfolio management team consisting of investment professionals from both Pilgrim and Troika. The lead managers, who currently are the lead managers for the Fund, will be:

   Timothy D. McCarthy: Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January 1995 to March 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June 1990 to December 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

   Richard M. Hisey, C.F.A.: Mr. Hisey will co-manage the Pilgrim Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC and is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Asset Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

   Ruben Vardanian: Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

   Pavel Teplukhin: Dr. Teplukhin is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

   Oleg Larichev: Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September 1996. Prior to September 1996, he was an economics expert with the Russian European Center for Economic Policy. Prior to April 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

   Troika is a majority owned subsidiary of the Bank of Moscow and provides investment advice and management to the Fund. It is located at Romanov Pereulok #4, 103875, Moscow, Russia.

C. Adviser Fees:

   As compensation for its services as investment adviser, the Fund would pay Pilgrim a monthly advisory fee at the annual rate of 1.25% of the average daily net assets of the Fund. Pilgrim would pay Troika an annual investment sub-advisory fee of 0.625% of the Fund's average daily net assets. The investment sub-advisory fee would be paid by Pilgrim, not the Fund.

D. Board Considerations:

   In considering whether to recommend that the Proposed Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered, among other things, the qualifications of Troika's professional staff and information related to Troika's past performance. In addition, the Board considered the importance of maintaining continuity of management should Pilgrim become the Fund's investment adviser. Moreover, the Board noted that the sub-advisory fees would remain the same and that the Proposed Sub-Adviser Agreement would be materially the same as the Current Sub-Adviser Agreement.

E. Required Vote:

   Approval of the Proposed Sub-Adviser Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

F. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Proposed Sub-Adviser Agreement between Pilgrim and Troika. If the Proposed Sub-Adviser Agreement is not approved, the Directors will determine what action, if any, should be taken. The Directors may consider proposing a different sub-adviser or having no sub-adviser. The effectiveness of the Proposed Sub-Adviser Agreement, if approved by shareholders, is conditioned on completion of the Lexington Acquisition and the approval of the First Pilgrim Management Agreement.

                                  PROPOSAL 6b

           THE APPROVAL OF A NEW INVESTMENT SUB-ADVISER AGREEMENT FOR
       THE LEXINGTON TROIKA DIALOG RUSSIA FUND, INC. TO TAKE EFFECT UPON
                 THE COMPLETION OF THE PROPOSED ACQUISITION OF
                  RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

 (Only shareholders of Lexington Troika Dialog Russia Fund, Inc. will consider and vote on this proposal.)

A. General Information:

   Should shareholders of Lexington Troika Dialog Russia Fund, Inc. approve the sub-advisory agreement between Pilgrim and Troika as proposed in Proposal 6a, that agreement (the "First Pilgrim Sub-Adviser Agreement") would become effective upon the completion of the Lexington Acquisition. The First Pilgrim Sub-Adviser Agreement, however, may terminate upon the completion of the ReliaStar Acquisition. In order to ensure continuity in the management of the Fund, Pilgrim would enter into a second agreement with Troika (the "Second Pilgrim Sub-Adviser Agreement") to take effect upon the completion of the ReliaStar Acquisition if shareholders of the Fund approve the Second Pilgrim Management Agreement with Pilgrim. Under the Second Pilgrim Sub-Adviser Agreement, Troika would provide the same services it currently provides under the agreement with LMC and which it proposes to provide under the First Pilgrim Sub-Adviser Agreement As with the First Pilgrim Sub-Adviser Agreement, there would be no change in the sub-advisory fee.

   The Independent Directors reviewed the Second Pilgrim Sub-Adviser Agreement in detail at its meetings on May 22 and May 23, 2000. On May 23, 2000, the Fund's full Board of Directors, including a majority of the Independent Directors, voted unanimous to approve the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Troika. The Board also directed that the Second Pilgrim Sub-Adviser Agreement be submitted to shareholders for approval at the Meeting.

   If the Second Pilgrim Sub-Adviser Agreement is approved by shareholders, it would become effective upon the closing of the ReliaStar Acquisition. If approved by shareholders, the Second Pilgrim Sub-Adviser Agreement would remain in effect for two years from the date it takes effect and, unless terminated early, would continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Fund's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, (ii) by a majority of the Fund's Independent Directors who are also not parties to the Second Pilgrim Sub-Adviser Agreement.

B. The Terms of the Second Pilgrim Sub-Adviser Agreement:

   The terms of the Second Pilgrim Sub-Adviser Agreement will be identical to the terms of the First Pilgrim Sub-Adviser Agreement, including the amount of the fee paid to Troika. In addition, it is expected that the Fund will be managed by the same portfolio management team with the same lead managers as is anticipated under the First Pilgrim Sub-Adviser Agreement.

C. Board Considerations:

   In considering whether to recommend that the Second Pilgrim Sub-Adviser Agreement be approved by shareholders, the Board of Directors considered all of the same factors it considered in approving the First Pilgrim Sub-Adviser Agreement. In addition, the Board took into account the representations by Pilgrim that the terms of the Second Pilgrim Sub-Adviser Agreement would be identical to the First Pilgrim Sub-Adviser Agreement and that there would be no change in the fee paid to Troika.

D. Required Vote:

   Approval of the Second Pilgrim Sub-Adviser Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

E. Board Recommendation:

   The Board of Directors recommends that you VOTE FOR approval of the Second Pilgrim Sub-Adviser Agreement between Pilgrim and Troika. If the Second Pilgrim Sub-Adviser Agreement is not approved, the Directors will determine what action should be taken. The Directors may consider proposing a different sub-adviser, or having no sub-adviser. The effectiveness of the Second Pilgrim Sub-Adviser Agreement, if approved by shareholders, is conditioned on the completion of the ReliaStar Acquisition and the approval of the Second Pilgrim Management Agreement.

                                   PROPOSAL 7

                          THE RATIFICATION OF AUDITORS

A. General Information:

   The Boards of Directors/Trustees, including a majority of the Independent Directors/Trustees, unanimously appointed KPMG LLP as independent certified public accountants to examine and to report on the financial statements of the Funds for the fiscal year ending December 31, 2000. Such appointment was expressly conditioned upon the right of the shareholders of the Funds to terminate the employment of KPMG LLP by a vote of the majority of the outstanding voting securities at any meeting called for the purpose of voting on such termination. The Board's selection of KPMG LLP is hereby submitted to shareholders for ratification. Because the Funds are not required to hold annual meetings of shareholders, the ratification of the selection by the Boards of Directors/Trustees, of KPMG LLP, or any other independent certified public accountant, may not be presented to shareholders in the future.

   As the independent auditors, KPMG LLP audits and certifies each Fund's financial statements. KPMG LLP also reviews each Fund's Annual Reports to shareholders and filings with the SEC. Neither KPMG LLP nor any of its partners has any direct or material indirect financial interest in any Fund. Representatives of KPMG LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

B. Required Vote:

   The favorable vote of a majority of the shares of each Fund present in person or by proxy at the Meeting is required to ratify the selection of the KPMG LLP as the independent certified public accountants.

C. Board Recommendation:

   The Boards of Directors/Trustees recommend that you VOTE FOR the ratification of the selection of KPMG LLP as independent certified public accountants to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 2000. If this Proposal 7 is not approved, the Boards of Directors/Trustees will take such action as they deem appropriate, which may include retention of another accounting firm or re-proposal of KPMG LLP to the shareholders of the Funds.

                                   PROPOSAL 8

                APPROVAL OF A NEW SERVICE AND DISTRIBUTION PLAN

  (Shareholders of Lexington Money Market Trust will not consider and vote on this proposal.)

A. The Plan:

   Rule 12b-1 under the 1940 Act provides that a registered investment company (i.e., a mutual fund) which engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to: advertising; compensation of underwriters, dealers and sales personnel; the printing and mailing of prospectuses to other than current shareholders; and the printing and mailing of sales literature," may only do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution."

   In anticipation of the completion of the Lexington Acquisition and the subsequent appointment of Pilgrim Securities, Inc. as distributor of the Funds, the Boards of Directors/Trustees, approved Service and Distribution Plans under Rule 12b-1 (the "Plans") for each of the Funds except Lexington Money Market Trust at their meetings on April 18, 2000. A copy of the form of the Plan is attached hereto as Exhibit C. Subject to the terms of the Plans and the rules of the National Association of Securities Dealers, Inc. concerning sales charges, each Fund will pay its distributor, Pilgrim Securities, Inc. (the "Distributor"), a service or distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund. The fee paid to the Distributor may be more or less than the actual marketing expense incurred by the Distributor, including the expense of providing the services described below. Any fees paid to the Distributor under the Plan and not used to pay for these services will be retained by the Distributor. In this regard, the Plan is considered a compensation type Plan.

   The Distributor will pay securities dealers and other financial institutions and organizations, or retain some or all of the fee for itself, for servicing accounts or for services primarily intended to result in the sale of shares of the Funds. Activities for which payments may be made include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others provide shareholder services; interest on accrued distribution expenses; and costs of administering the Plan.

   If approved by shareholders, each Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of each Board of Directors/Trustees, including a majority of the Directors/Trustees who are Independent Directors/Trustees and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

B. Current Rule 12b-1 Plans:

   Currently, the following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

     1) Lexington Goldfund, adopted April 15, 1992;
     2) Lexington Global Income Fund, adopted April 15, 1992;
     3) Lexington Growth and Income Fund, adopted November 30, 1994;
     4) Lexington International Fund, adopted December 3, 1993;
     5) Lexington Troika Dialog Russia Fund, adopted March 27, 1996;
     6) Lexington Worldwide Emerging Markets Fund, adopted August 12, 1998.

   These plans provide that the Funds may pay distribution fees, including payments to the Lexington Funds Distributor, Inc., the Funds' distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. Payments made to Lexington Funds Distributor, Inc. are intended to reimburse it for those distribution expenses it specifically incurs and reports to the Funds' Boards. Amounts reimbursed cannot exceed the maximums under the Plans. In this regard, the plans are considered reimbursement type plans and are different from the compensation type plans being proposed in that payments under the latter are made regardless of the distributor's expenses.

   Under the current plans, distribution payments are to be made as follows:
The Fund, either directly or through the adviser, may make payments periodically (i) to the distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with Lexington Funds Distributor, Inc., (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Fund's investment adviser or with its distributor, with respect to Fund shares owned by shareholders for which the Broker is the dealer or holder of record or the servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the distributor. Payments may also be made for any advertising and promotional expenses relating to selling efforts incurred by or for the distributor in carrying out its obligations under the distribution agreement, including but not limited to: the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; and telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment.

   The following table shows the expenses incurred by the Funds for distribution-related activities under the Rule 12b-1 Plans during the fiscal year ended December 31, 1999, and what each Fund would pay as a percentage of average net assets if the Plan is adopted for that Fund and the Lexington Acquisition is completed.

                                                             % of the Fund's
                             Aggregate   % of the Fund's    Average Net Asset
      Name of the Fund      Amount Paid Average Net Assets Under Proposed Plans
-------------------------------------------------------------------------------
  Lexington Global
   Corporate Leaders Fund,
   Inc....................        N/A           N/A                0.25%
-------------------------------------------------------------------------------
  Lexington Global
   Technology Fund, Inc...        N/A           N/A                0.25%
-------------------------------------------------------------------------------
  Lexington GNMA Income
   Fund, Inc..............        N/A           N/A                0.25%
-------------------------------------------------------------------------------
  Lexington Goldfund,
   Inc....................     75,410          0.12%               0.25%
-------------------------------------------------------------------------------
  Lexington Growth and
   Income Fund, Inc.......    102,040          0.04%               0.25%
-------------------------------------------------------------------------------
  Lexington International
   Fund, Inc..............     17,424          0.08%               0.25%
-------------------------------------------------------------------------------
  Lexington Silver Fund,
   Inc....................        N/A           N/A                0.25%
-------------------------------------------------------------------------------
  Lexington Small Cap Asia
   Growth Fund, Inc.......        N/A           N/A                0.25%
-------------------------------------------------------------------------------
  Lexington Troika Dialog
   Russia Fund, Inc.......     61,804          0.17%               0.25%
-------------------------------------------------------------------------------
  Lexington Worldwide
   Emerging Markets Fund,
   Inc....................    196,336          0.24%               0.25%
-------------------------------------------------------------------------------
  Lexington Global Income
   Fund...................     40,884          0.12%               0.25%
-------------------------------------------------------------------------------
  Lexington Money Market
   Fund...................        N/A           N/A                 N/A

   Despite the expected increase in distribution expenses should the proposed Plans be approved, Pilgrim has advised the Funds that it expects total expenses
to decrease for most of the Funds, as seen in the tables found on page    of
this proxy statement.

C. Evaluation by the Boards of Directors/Trustees:

   In approving the proposed Plans, the Boards considered the impact of adding Rule 12b-1 fees to each Fund, and the potential benefits the Funds and the shareholders could derive from the Plans. In particular, the Boards reviewed:
(1) the overall expenses of the Funds projected over the next year as described in the table under Proposal 2 in this proxy statement; (2) the marketing program presented by the Fund's proposed distributor and the importance of Rule 12b-1 fees to that program; (3) the experience the proposed distributor has and the success it has had in marketing the current retail funds advised by Pilgrim, all of which have Rule 12b-1 Plans; and (4) the benefits to shareholders from the growth of assets in the Funds and the continuous flow of new assets into the Funds. In this regard, the Directors/Trustees were advised that a marketing plan for the Funds using Rule 12b-1 fees was important to add new shareholders and assets to the Funds, and that increased assets would provide the necessary resources to attract and maintain good portfolio management and could reduce cost through economies of scale. After considering these and other pertinent factors, the Directors/Trustees, including a majority of Independent Directors/Trustees, concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

D. Required Vote:

   Approval of the proposed Service and Distribution Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

E. Board Recommendation:

   The Boards recommend that shareholders VOTE FOR the proposed Plans. If the Proposal is not approved, the Boards may consider other possible courses of action, including leaving the current plans in place. The effectiveness of the proposed Plans, if approved by shareholders, is conditioned on the completion of the Lexington Acquisition.

                                   PROPOSAL 9
                            APPROVAL OF THE AMENDED
                     AND RESTATED ARTICLES OF INCORPORATION

   (Only shareholders of Lexington Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. (the "Maryland Corporations") will consider and vote on this proposal.)

A. General Information:

   Mutual funds, such as the Funds, are required to organize under the laws of a state and to create and be bound by organizational documents which outline how they will operate. The Maryland Corporations are organized as Maryland corporations, and are governed by their Articles of Incorporation (the "Current Articles"). Because not all of the Maryland Corporations were organized at the same time or pursuant to the same advice, some of the Current Articles differ. In an attempt to ensure that each Maryland Corporation is able to take advantage of all operational opportunities provided to them under Maryland law, and to ensure consistency among them, the Board of Directors of each Maryland Corporation has determined that it is in the best interest of the Maryland Corporations and their shareholders to amend and restate the Current Articles. In addition, in contemplation of the completion of the Lexington Acquisition and Pilgrim's future marketing plans for the Funds, the Directors determined that each Maryland Corporation should have the ability to divide its shares into separate portfolios or series ("Series"), and to further divide those Series into classes ("Classes"). The form of amended and restated Articles of Incorporation (the "Proposed Articles") is included with this proxy statement as Exhibit D.

   Each Maryland Corporation will remain a Maryland corporation, and the interpretation of the Proposed Articles will continue to be governed by Maryland law. In addition, the operations of the Maryland Corporations will remain subject to the provisions of the 1940 Act and the rules promulgated thereunder. Finally, the number and classification of shares authorized to be issued under the current Articles will not change and are stated for each Maryland Corporation in Schedule A to the form of Proposed Article in Exhibit D.

   The following summarizes the material changes contained in the Proposed Articles. The Proposed Articles also contain certain non-material changes which are not described here. Because this is a summary, it does not describe all of the changes in the Proposed Articles. Please review the entire Proposed Articles before you decide how to vote on this proposal.

B. The Differences between the Current Articles and the Proposed Articles:

   Shareholders are being asked to approve the Proposed Articles which would give all of the Maryland Corporations the flexibility to classify their shares into Series and reclassify their shares into one or more Classes within a Series. Under their Current Articles, some of the Maryland Corporations cannot classify their share into either Series or Classes, while others are permitted to classify into Series, but not Classes. Some of the Maryland Corporations currently have the ability to classify their shares into both Series and Classes. In this regard, the Proposed Articles will have no impact on these Maryland Corporations. The amendments would allow each Maryland Corporation to issue its shares in separate Series of common stock. A Series could be further classified by the Board of Directors into two or more Classes of stock that may be invested together in the common investment portfolio in which the Series is invested. Income and expenses of each Class in a Series would be determined separately and, therefore, dividends and distributions may vary among the Classes in the same Series. Except for the differences in liabilities and expenses and certain other differences, Classes in the same Series would have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

   In addition, in order to make the Articles of each of the Funds consistent with one another, both the quorum and voting sections of some of the Current Articles would be amended. The presence in person or by proxy of the holders of one-third of the shares of stock entitled to vote would constitute a quorum in order to conduct a meeting of shareholders. And, unless the Articles of Incorporation provide otherwise, the vote of a concurrence of a majority of the aggregate number of shares entitled to vote would be permitted to approve or authorize an action even though Maryland law would require concurrence by a greater number than a majority. The amendments also would make clear that all shares vote as a single class except where regulatory requirements dictate otherwise or where a matter affects only one or more Series or Classes, in which case, only the holders of shares of those Series or Classes will be entitle to vote on that matter.

   Finally, if the Acquisition is completed, the name of each of the Maryland Corporations would be changed to replace the word "Lexington" with the word "Pilgrim."

   At a meeting held on April 18, 2000, the Directors voted unanimously to approve the Proposed Articles and recommended that they be presented to shareholders.

C. Required Vote:

   The favorable vote of a majority of the shares of each Fund present in person or by proxy at the Meeting is required to approve the Amended and Restated Articles of Incorporation.

D. Board Recommendation:

   After considering the Proposed Articles, the Boards of Directors determined that the changes related to Series and Classes are consistent with their earlier review of the proposed marketing plans for the Funds and that the other changes provided continuity among the Maryland Corporations which would be beneficial to the Funds and their shareholders. Accordingly, the Boards of Directors recommend that shareholders VOTE FOR the Proposed Articles. In the event that the Proposed Articles are not approved by the shareholders of any Fund, the Current Articles for that Fund will remain in effect, and the Board of Directors of that Fund will consider what action, if any, should be taken.

                                  PROPOSAL 10
           APPROVAL OF THE AMENDED AND RESTATED DECLARATION OF TRUST

   (Only shareholders of Lexington Global Income Fund and Lexington Money Market Trust (the "Massachusetts Trusts") will consider and vote on this proposal.)

A. General Information:

   Mutual funds, such as the Funds, are required to organize under the laws of a state, and to create and be bound by organizational documents which outline how they will operate. The Massachusetts Trusts are organized as Massachusetts business trusts, and are governed by their Declarations of Trust (the "Current Declarations"). Because the Massachusetts Trusts were organized at different times and pursuant to the different advice, the Current Declarations differ. In addition the Current Declarations differ from the Declarations of Trust under which the Pilgrim Funds operate. In an attempt to ensure that each Massachusetts Trust is able to take advantage of all operational opportunities provided to them under Massachusetts business trust law, and to ensure consistency among them and the Pilgrim Funds upon the completion of the Lexington Acquisition, the Board of Trustees of each Massachusetts Trust has determined that it is in the best interest of the Funds and their shareholders to amend and restate the Current Declarations. In addition, in contemplation of the completion of the Lexington Acquisition and Pilgrim's future marketing plans for the Funds, the Trustees determined that each Massachusetts Trust should have the ability to divide its shares into separate portfolios or series ("Series"), and to further divide those Series into classes ("Classes"). The form of amended and restated Declaration of Trust (the "Proposed Declaration") is included with this Proxy Statement as Exhibit E.

   Each Massachusetts Trust will remain a Massachusetts business trust, and the interpretation of the Proposed Declaration will continue to be governed by Massachusetts law. In addition, the operations of the Massachusetts Trusts will remain subject to the provisions of the 1940 Act and the rules promulgated thereunder.

   The following summarizes the material changes contained in the Proposed Declaration. The Proposed Declaration also contains certain non-material changes which are not described here. Because this is a summary, it does not detail all of the changes in the Proposed Declaration. The provisions of the Proposed Declaration would not negatively alter the rights and privileges of current Trust shareholders under the Current Declarations. Please review the entire Proposed Declaration before you decide how to vote on this proposal.

B. The Differences between the Current Declaration and the Proposed
Declaration:

   Shareholders are being asked to approve the Proposed Declaration which would give both of the Massachusetts Trusts the flexibility to add Series and to designate one or more Classes within a portfolio. Currently, Lexington Money Market Trust, under its Current Declaration, cannot classify its shares into either Series or Classes, Lexington Global Income Fund is permitted to issue more than one Series and to further divide those Series into Classes. The amendments would allow both Massachusetts Trust to issue their shares in separate Series of shares of beneficial interest. A Series could be further classified by the Board of Trustees into two or more Classes of shares that may be invested together in the common investment portfolio in which the

Series is invested. All shares of the Trust shall be identical to all other shares of the Trust, except that there may be variations between different Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights and conditions under which the Classes shall have separate voting rights. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular Class may be charged to and borne solely by that Class. Those expenses may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of different Classes.

   In addition, if the Lexington Acquisition is completed, the name of Lexington Global Income Fund would be changed to replace the word "Lexington" with the word "Pilgrim."

   At a meeting held on April 18, 2000, the Trustees voted to approve the Proposed Declaration and recommended that it be presented to shareholders.

C. Required Vote:

   The affirmative vote of a majority of the shares outstanding entitled to vote at the Meeting is necessary to approve the Amended and Restated Declaration of Trust for Lexington Money Market Trust. Approval of the Amended and Restated Declaration of Trust by shareholders of Lexington Global Income Fund will require the affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

D. Board Recommendation:

   After considering the Proposed Declarations, the Boards of Trustees determined that the changes related to Series and Classes are consistent with their earlier review of the proposed marketing plans for the Funds and that the other changes provided continuity among the Massachusetts Trusts which would be beneficial to the Funds and their shareholders. Accordingly, the Boards of Trustees recommend that shareholders VOTE FOR the Proposed Declaration. In the event that the Proposed Declaration is not approved by the shareholders of any Fund, the Current Declaration for that Fund will remain in effect, and Board of Trustees of that Fund will consider what action, if any, should be taken.

                                  PROPOSAL 11
                                 OTHER MATTERS

   The Board of Directors/Trustees of each Fund knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

PART 3--MORE ON PROXY VOTING

A. Who Can Vote:

   Only shareholders of record of the Funds at the close of business on the Record Date, May 23, 2000, may vote at the Meeting. As of the Record Date, each of the Funds had the number of beneficial shares issued and outstanding listed below, each share being entitled to one vote:

                                                                 Shares entitled
                            Fund Name                                to Vote
--------------------------------------------------------------------------------
  Lexington Global Corporate Leaders Fund, Inc..................  1,576,110.786
--------------------------------------------------------------------------------
  Lexington Global Technology Fund, Inc.........................  1,217,979.799
--------------------------------------------------------------------------------
  Lexington GNMA Income Fund, Inc............................... 43,666,425.586
--------------------------------------------------------------------------------
  Lexington Goldfund, Inc....................................... 20,351,161.906
--------------------------------------------------------------------------------
  Lexington Growth and Income Fund, Inc......................... 11,077,962.187
--------------------------------------------------------------------------------
  Lexington International Fund, Inc.............................  1,920,855.906
--------------------------------------------------------------------------------
  Lexington Silver Fund, Inc....................................  7,819,733.211
--------------------------------------------------------------------------------
  Lexington Small Cap Asia Growth Fund, Inc.....................  1,390,437.326
--------------------------------------------------------------------------------
  Lexington Troika Dialog Russia Fund, Inc......................  9,901,592.283
--------------------------------------------------------------------------------
  Lexington Worldwide Emerging Markets Fund, Inc................  9,919,240.857
--------------------------------------------------------------------------------
  Lexington Global Income Fund..................................  3,288,681.978
--------------------------------------------------------------------------------
  Lexington Money Market Trust.................................. 85,785,363.740

B. Information Concerning Outstanding Shares:

   To the best knowledge of each Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date:

                                                 Percent Owned Percent Owned
  Fund Name          Name and Address of Owner     of Record   Beneficially
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

C. Quorum Requirements:

   At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business by Lexington Global Technology Fund, Inc., Lexington International Fund, Inc., Lexington Silver

Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington Troika Dialog Russia Fund, Inc. and Lexington Worldwide Emerging Markets Fund, Inc. The presence in person or by proxy of shareholders of one-half of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business by Lexington Global Corporate Leaders Fund, Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington Growth and Income Fund, Inc., Lexington Global Income Fund and Lexington Money Market Trust. In the event that a quorum of shareholders is not present for any Fund at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice within a period not to exceed 120 days from the date originally set for the Meeting. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if a quorum is present and sufficient votes have been received.

   If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the affect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

   The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf if their customers and beneficial owners under the rules of the New York Stock Exchange.

D. The Proxy Solicitation Process:

   The Board of Directors/Trustees of each Fund is soliciting your proxy to vote on the matters described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of Lexington Funds Distributors, Inc. or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners of those shares and to obtain authorization to vote on their behalf.

   IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4--ADDITIONAL INFORMATION:

A. Section 15(f) of the 1940 Act:

   Section 15(f) of the 1940 Act provides that, when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

     (1) An "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its securities holders (other than fees for bona fide investment adviser or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of either the Lexington Acquisition or the ReliaStar Acquisition.

     (2) During the three-year period immediately following consummation of the transaction, at least 75% of each Fund's Board of Directors/Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act.

     Pilgrim Investments, Inc. and its affiliates have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act.

B. Information Regarding Committees, Meetings and Compensation of the Existing Boards of Directors/Trustees:

   On November 29, 1999, the Boards created an Audit Committee composed of Dr. McCosh and Messrs. Preston (now deceased) and Miller. The committee did not hold any meetings during the last fiscal year of the Funds.

   Each Board of Directors/Trustees met five times during the last fiscal year. Each of the Directors/Trustees attended at least 75% of the total number of meetings of the Board of Directors/Trustees.

   Each Director/Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Directors/Trustees or any committee thereof up to a maximum of $9,000 per year for Directors/Trustees living outside the U.S. and $6,000 per year for Directors/Trustees living within the U.S. Each Director/Trustee who is not an affiliate of LMC is compensated for his or her services according to a fee schedule which recognizes the fact that each Director/Trustee also serves as a Director/Trustee of other investment companies advised by LMC. Each Director/Trustee receives a fee, allocated among all investment companies for which the Director/Trustee serves.

   Set forth below is information regarding compensation paid or accrued during the last fiscal year for each existing Director/Trustee:

                                           Total
                                       Compensation    Number of Directorships
       Name of Director/Trustee      from Fund Complex     in Fund Complex
------------------------------------------------------------------------------
  S.M.S. Chadha.....................      $24,006                 15
------------------------------------------------------------------------------
  Robert M. DeMichele...............      $     0                 15
------------------------------------------------------------------------------
  Beverly C. Duer...................      $29,656                 15
------------------------------------------------------------------------------
  Barbara R. Evans..................      $     0                 15
------------------------------------------------------------------------------
  Richard M. Hisey..................      $     0                  8
------------------------------------------------------------------------------
  Jerard F. Maher...................      $22,976                 15
------------------------------------------------------------------------------
  Andrew M. McCosh..................      $24,006                 15
------------------------------------------------------------------------------
  Donald B. Miller..................      $24,006                 15
------------------------------------------------------------------------------
  Frances Olmsted*..................      $16,800                N/A
------------------------------------------------------------------------------
  John G. Preston...................      $24,006                 15
------------------------------------------------------------------------------
  Margaret W. Russell*..............      $18,000                N/A
------------------------------------------------------------------------------
  Philip C. Smith*..................      $19,200                N/A
------------------------------------------------------------------------------
  Allen H. Stowe....................      $12,712                 15
------------------------------------------------------------------------------
  Frances A. Sunderland*............      $16,800                N/A

* Retired

   The following table shows the annual benefits payable to certain Directors/Trustees who are now, or will be eligible for benefits under the Lexington Group of Funds' Retirement Plan for Eligible Directors/Trustees, effective as of September 12, 1995, and amended and restated on April 18, 2000 (the "Retirement Plan"). The Retirement Plan was amended by the Directors/Trustees on April 18, 2000 to, among other things, eliminate the age a Director/Trustee must attain in order to receive retirement benefits. As amended a Director/Trustee will be eligible for retirement benefits if he has completed ten continuous or non-forfeited years of service, as defined in the Retirement Plan, and his service has terminated due to death, disability or voluntary or involuntary termination other than for cause. Messrs. Duer, Maher, Miller and Stowe have not been nominated to serve as Directors/Trustees of the Funds after the completion of the Acquisition. Therefore, their service will be terminated and their benefits will commence with the closing of the Acquisition and will continue for ten years, in accordance with the terms of the Retirement Plan.

As Advisory Directors/Trustees, the periods of service with the Funds will continue for Mr. Chadha and Dr. McCosh. They will be eligible for retirement benefits after more than six years of service, even if the Retirement Plan is terminated during that period, and they will be eligible to receive those benefits if their service as Advisory Director/Trustee is terminated before their term expires or terminates for any reason other than for "cause," as defined in the Retirement Plan.

                                                                Date Benefits
            Name of Director/Trustee            Annual Benefit Expected to End
------------------------------------------------------------------------------
  Beverly C. Duer..............................    $21,750           July 2010
------------------------------------------------------------------------------
  Jerard F. Maher*.............................    $18,000           July 2010
------------------------------------------------------------------------------
  Donald B. Miller.............................    $21,750           July 2010
------------------------------------------------------------------------------
  Frances Olmsted..............................    $16,800     October 1, 2005
------------------------------------------------------------------------------
  Margaret W. Russell..........................    $18,000       April 1, 2008
------------------------------------------------------------------------------
  Philip C. Smith..............................    $19,200     October 1, 2006
------------------------------------------------------------------------------
  Allen H. Stowe*..............................    $18,000           July 2010
------------------------------------------------------------------------------
  Frances A. Sunderland........................    $16,800       April 1, 2006

* Messrs. Maher and Stowe are eligible to receive benefits under the Retirement Plan as a result of their prior service as a Trustee of Lexington Convertible Securities Fund.

   As Advisory Directors/Trustees, the periods of service with the Funds will continue for Messrs. Chadha and McCosh. They will be eligible for retirement benefits after more than six years of service, even if the Retirement Plan is terminated during that period, and they will be eligible to receive those benefits if their service as Advisory Director/Trustee is terminated before their term expires or terminates for any reason other than for cause, as defined in the Retirement Plan.

C. Officers of the Funds:

   The officers of the Funds, their ages, and principal occupations during the past five years, are as follows:

                                                              Principal Occupation During Past 5
  Name and Age                    Position(s) with the Fund                 Years
------------------------------------------------------------------------------------------------
  Janice Carnicelli      (Age 40)  Vice President           Vice President, Lexington Funds
------------------------------------------------------------------------------------------------
  Christie Carr-Waldron  (Age 32)  Treasurer                Treasurer, Lexington Funds
------------------------------------------------------------------------------------------------
  Lisa Curcio            (Age 40)  Vice President and       Senior Vice President and Secretary,
                                   Secretary                Lexington Management Corporation;
                                                            Vice President and Secretary,
                                                            Lexington Funds Distributor, Inc.;
                                                            Secretary Lexington Global Asset
                                                            Managers, Inc.

                                                            Principal Occupation During Past 5
  Name and Age                  Position(s) with the Fund                 Years
-----------------------------------------------------------------------------------------------
  Robert M. DeMichele  (Age 55)  President                Chairman and Chief Executive Officer,
                                                          Lexington Management Corporation;
                                                          President and Director, Lexington
                                                          Global Asset Managers, Inc.; Chairman
                                                          of the Board, Market Systems
                                                          Research, Inc. and Market Systems
                                                          Research Advisors, Inc.; Director,
                                                          The Trenwick Group, The Navigator's
                                                          Group, Inc., Unione Italiana
                                                          Reinsurance, and Weeden & Co.;
                                                          Trustee, Union College and Smith
                                                          Richardson Foundation.
-----------------------------------------------------------------------------------------------
  Richard M. Hisey     (Age 41)  Vice President           Executive Vice President (Mutual
                                                          Funds), Chief Financial Officer,
                                                          Manager Director and Director,
                                                          Lexington Management Corporation;
                                                          Chief Financial Officer, Vice
                                                          President and Director, Lexington
                                                          Funds Distributor, Inc.; Chief
                                                          Financial Officer, Market Systems
                                                          Research Advisors, Inc.; Executive
                                                          Vice President (Mutual Funds) and
                                                          Chief Financial Officer, Lexington
                                                          Global Asset Managers, Inc.
-----------------------------------------------------------------------------------------------
  Denis Jamison        (Age 52)  V.P. of Lexington        Senior Vice President, Director of
                                 Money Market Trust,      Fixed Income Investment Strategy,
                                 GNMA Income, and         Lexington Management Corporation.
                                 Global Income Fund
-----------------------------------------------------------------------------------------------
  Richard J. Lavery    (Age 46)  Vice President           Senior Vice President, Lexington
                                                          Management Corporation; Vice
                                                          President, Lexington Funds
                                                          Distributor, Inc.
-----------------------------------------------------------------------------------------------
  Christina Lam        (Age 35)  V.P. of Lexington        Vice President, Crosby Asset
                                 Small Cap Asia Growth    Management.
                                 Fund
-----------------------------------------------------------------------------------------------
  Oleg Larichev        (Age 27)  V.P. of Lexington        Portfolio Manager, Troika Dialog
                                 Troika Dialog Russia     Asset Management. Prior to 1997,
                                 Fund                     Economist, Russian European Center
                                                          for Economic Policy.
-----------------------------------------------------------------------------------------------
  Timothy McCarthy     (Age 32)  V.P. of Lexington        Portfolio Manager, Troika Dialog
                                 Troika Dialog Russia     Asset Management. Prior to 1999,
                                 Fund                     Executive Director, Alfa Asset
                                                          Management. Prior to 1998, Co-founder
                                                          and Director, Capital Regent
                                                          Securities. Prior to 1995,
                                                          Consultant, Deloitte & Touche
                                                          Management Consulting, Inc.
-----------------------------------------------------------------------------------------------
  Richard T. Saler     (Age 38)  V.P. of Lexington        Senior Vice President, Director of
                                 Global Corporate         International Investment Strategy,
                                 Leaders, and             Lexington Management Corporation.
                                 International Fund
-----------------------------------------------------------------------------------------------
  Pavel Teplukhin      (Age 35)  V.P. of Lexington        President Troika Dialog Asset
                                 Troika Dialog Russia     Management. Executive Vice President
                                 Fund                     and Chief Economist, Troika Dialog.
                                                          Prior to 1996, Dr. Teplukin was
                                                          Economic Adviser to the First Deputy
                                                          Prime Minister at the Ministry of
                                                          Finance of the Russian Federation.

                                                        Principal Occupation During Past 5
  Name and Age              Position(s) with the Fund                 Years
------------------------------------------------------------------------------------------
  James A. Vail    (Age 55)  V.P. of Lexington        Vice President and Portfolio Manager
                             Goldfund, and Silver     (Domestic Equity and Precious
                             Fund                     Metals), Lexington Management
                                                      Corporation.
------------------------------------------------------------------------------------------
  Ruben Vardanian  (Age 31)  V.P. of Lexington        Chairman, Troika Dialog Asset
                             Troika Dialog Russia     Management. President and Chief
                             Fund                     Operating Officer, Troika Dialog.
------------------------------------------------------------------------------------------
  Alfredo Viegas   (Age 31)  V.P. of Lexington        Chief Executive Officer and Senior
                             Worldwide Emerging       Portfolio Manager, Stratos Advisors,
                             Markets, and Global      Inc. Senior Portfolio Manager and
                             Technology Fund          Partner, VZB Partners LLC. Prior to
                                                      1995, Vice President and Latin
                                                      American Equity Strategist for
                                                      emerging markets, Salomon Brothers.
------------------------------------------------------------------------------------------
  Alan H. Wapnick  (Age 53)  V.P. of Lexington        Senior Vice President, Director of
                             Growth and Income,       Domestic Equity Investment Strategy,
                             and Global Corporate     Lexington Management Corporation.
                             Leaders Fund
------------------------------------------------------------------------------------------
  Mohammed Zaidi   (Age 30)  V.P. of Lexington        Portfolio Manager, Stratos Advisors,
                             Worldwide Emerging       Inc. Portfolio Manager, VZB Partners
                             Markets, and Global      LLC. Prior to 1995, Chief Financial
                             Technology Fund          Officer and Partner, Paradigm
                                                      Software, Inc.

   The mailing address of each officer of the Funds is P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

   The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

   As of the end of the last fiscal year, the Directors/Trustees and officers as a group owned beneficially less than 1% of all classes of the outstanding shares of the Funds.

D. The Principal Underwriter:

   Lexington Funds Distributor, Inc. is the principal underwriter of the Funds. It is a wholly owned subsidiary of Lexington Global Asset Managers, Inc. Lexington Funds Distributor, Inc. has its principal offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

   On April 18, 2000, the Boards of Directors/Trustees approved new Underwriting Agreements on behalf of the Funds pursuant to which Pilgrim Securities, Inc. will serve as principal underwriter of the Funds effective upon the closing of the Lexington Acquisition. Pilgrim Securities, Inc. an indirect, wholly-owned subsidiary of ReliaStar, has its offices at 40 North Central Avenue, Phoenix, Arizona 85004.

E. The Administrator:

   LMC also acts as administrator to the Funds and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulating compliance preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, communicating with shareholders, supervising the custodian and providing facilities for such services. At the meetings of the Boards of Directors/Trustees of the Funds on April 18, 2000, the Directors/Trustees approved a new administrative agreement with Pilgrim Group, Inc. Under the agreement, each Fund will pay Pilgrim Group, Inc. a fee of 0.10% of the Fund's average daily net assets for administrative and shareholder services.

F. Information About Pilgrim

   The table below provides the name and principal occupation of each of the current directors and principal executive officers of Pilgrim. The address of each director and officer is 40 N. Central Avenue, Suite 1200, Phoenix, AZ 85004:

                                                        Principal Occupation during the past 5
  Name and Age                  Position with the Fund                  years
----------------------------------------------------------------------------------------------
  Robert W. Stallings  (Age 51) Chairman and Director  Chairman, Chief Executive Officer and
                                                       President of Pilgrim Group, Inc.
                                                       ("Pilgrim Group") (since December
                                                       1994); Chairman, Pilgrim Investments,
                                                       Inc. (since December 1994); Chairman,
                                                       Pilgrim Securities, Inc. ("Pilgrim
                                                       Securities") (since December 1994);
                                                       President and Chief Executive Officer
                                                       of Pilgrim Funding, Inc. (since
                                                       November 1999); and President and Chief
                                                       Executive Officer of Pilgrim Capital
                                                       Corporation and its predecessors since
                                                       August 1991. Mr. Stallings is also a
                                                       Director, Trustee, or a member of the
                                                       Advisory Board of each of the Pilgrim
                                                       Funds.
----------------------------------------------------------------------------------------------
  James R. Reis        (Age 42) Vice Chairman,         Director, Vice Chairman (since December
                                Director and           1994), Executive Vice President (since
                                Executive Vice         April 1995), and Director of Structured
                                President              Finance (since April 1998), Pilgrim
                                                       Group, Inc. and Pilgrim Investments;
                                                       Director (since December 1994) and Vice
                                                       Chairman (since November 1995) of
                                                       Pilgrim Securities; Executive Vice
                                                       President, Assistant Secretary and
                                                       Chief Credit Officer of Pilgrim Prime
                                                       Rate Trust; Executive Vice President
                                                       and Assistant Secretary of each of the
                                                       other Pilgrim Funds. Presently serves
                                                       or has served as an officer or director
                                                       of other affiliates of Pilgrim Capital
                                                       Corporation.
----------------------------------------------------------------------------------------------
  Stanley D. Vyner     (Age 49) President and CEO      President and Chief Executive Officer
                                                       (since August 1996), Pilgrim
                                                       Investments; Executive Vice President
                                                       of most of the other Pilgrim Funds
                                                       (since July 1996). Formerly Chief
                                                       Executive Officer (November 1993-
                                                       December 1995) HSBC Asset Management
                                                       Americas, Inc., and Chief Executive
                                                       Officer, and Actuary (May 1986-October
                                                       1993) HSBC Life Assurance Co.
----------------------------------------------------------------------------------------------
  James M. Hennessy    (Age 50) Executive Vice         Executive Vice President and Secretary,
                                President and          Pilgrim Capital Corporation and its
                                Secretary              predecessors since April 1998.
                                                       Executive Vice President and Secretary
                                                       (since April 1998), Pilgrim Group,
                                                       Pilgrim Securities and Pilgrim
                                                       Investments; Executive Vice President
                                                       and Secretary of each of the other
                                                       Pilgrim Funds. Formerly Senior Vice
                                                       President, Pilgrim Capital Corporation
                                                       (April 1995-April 1998).

                               Position with the    Principal Occupation during the past 5
  Name and Age                        Fund                          years
------------------------------------------------------------------------------------------
  Michael J. Roland  (Age 41) Senior Vice          Senior Vice President and Chief
                              President Treasurer  Financial Officer, Pilgrim Group,
                              and Chief Financial  Pilgrim Investments and Pilgrim
                              Officer              Securities (since June 1998); Senior
                                                   Vice President and Principal Financial
                                                   Officer of each of the other Pilgrim
                                                   Funds. He served in same capacity from
                                                   January, 1995-April, 1997. Formerly,
                                                   Chief Financial Officer of Endeaver
                                                   Group (April, 1997 to June, 1998).

   The following table identifies other investment companies that are advised by Pilgrim:

                           Net Assets as of
        Company Name        April 30, 2000     Pilgrim's Compensation Rate         Fee Waiver
-----------------------------------------------------------------------------------------------
  Pilgrim SmallCap Growth
   Fund...................   $487,352,154   1.00% of the Fund's average net    Class A -- 1.95%
                                            assets                             Class B -- 2.60%
                                                                               Class C -- 2.60%
                                                                               Class M -- N/A
                                                                               Class Q -- 1.50%
                                                                               Class T -- N/A
-----------------------------------------------------------------------------------------------
  Pilgrim MidCap Growth
   Fund...................   $505,057,569   0.75% of the first $500 million    Class A -- 1.60%
                                            of the Fund's average net assets,  Class B -- 2.25%
                                            0.675% of the next $500 million    Class C -- 2.25%
                                            of average net assets, and 0.65%   Class M -- N/A
                                            of the average net assets in       Class Q -- 1.25%
                                            excess of $1 billion               Class T -- N/A
-----------------------------------------------------------------------------------------------
  Pilgrim LargeCap Growth
   Fund...................   $629,253,899   0.75% of the first $500 million    Class A -- 1.60%
                                            of the Fund's average net assets,  Class B -- 2.25%
                                            0.675% of the next $500 million    Class C -- 2.25%
                                            of average net assets, and 0.65%   Class M -- N/A
                                            of the average net assets in       Class Q -- 1.25%
                                            excess of $1 billion               Class T -- N/A
-----------------------------------------------------------------------------------------------
  Pilgrim High Yield Fund
   II.....................   $201,495,161   0.60% of the Fund's average net    Class A -- 1.10%
                                            assets                             Class B -- 1.75%
                                                                               Class C -- 1.75%
                                                                               Class M -- N/A
                                                                               Class Q -- 1.00%
                                                                               Class T -- 1.40%
-----------------------------------------------------------------------------------------------
  Pilgrim Convertible
   Fund...................   $449,844,535   0.75% of the first $500 million    Class A -- 1.60%
                                            of the Fund's average net assets,  Class B -- 2.25%
                                            0.675% of the next $500 million    Class C -- 2.25%
                                            of average net assets, and 0.65%   Class M -- N/A
                                            of the average net assets in       Class Q -- 1.25%
                                            excess of $1 billion               Class T -- N/A

                            Net Assets as of
        Company Name         April 30, 2000     Pilgrim's Compensation Rate         Fee Waiver
------------------------------------------------------------------------------------------------
  Pilgrim Balanced Fund...
                              $146,303,153   0.75% of the first $500 million    Class A -- 1.60%
                                             of the Fund's average net assets,  Class B -- 2.25%
                                             0.675% of the next $500 million    Class C -- 2.25%
                                             of average net assets, and 0.65%   Class M -- N/A
                                             of the average net assets in       Class Q -- 1.25%
                                             excess of $1 billion               Class T -- 1.75%
------------------------------------------------------------------------------------------------
  Pilgrim Strategic Income
   Fund...................    $ 11,296,730   0.45% of the first $500 million    Class A -- 0.95%
                                             of the Fund's average net assets,  Class B -- 1.35%
                                             0.40% of the next $250 million of  Class C -- 1.35%
                                             average net assets, and 0.35% of   Class M -- N/A
                                             the average net assets in excess   Class Q -- 0.85%
                                             of $750 million                    Class T -- N/A
------------------------------------------------------------------------------------------------
  Pilgrim Emerging
   Countries Fund.........    $246,980,379   1.25% of the Fund's average net    Class A -- 2.25%
                                             assets                             Class B -- 2.90%
                                                                                Class C -- 2.90%
                                                                                Class M -- N/A
                                                                                Class Q -- 1.90%
                                                                                Class T -- N/A
------------------------------------------------------------------------------------------------
  Pilgrim Worldwide Growth
   Fund...................    $602,711,243   1.00% of the first $500 million    Class A -- 1.85%
                                             of the Fund's average net assets,  Class B -- 2.50%
                                             0.90% of the next $500 million of  Class C -- 2.50%
                                             average net assets, and 0.85% of   Class M -- N/A
                                             the average net assets in excess   Class Q -- 1.60%
                                             of $1 billion                      Class T -- N/A
------------------------------------------------------------------------------------------------
  Pilgrim International
   SmallCap Growth Fund...
                              $668,069,444   1.00% of the first $500 million    Class A -- 1.95%
                                             of the Fund's average net assets,  Class B -- 2.60%
                                             0.90% of the next $500 million of  Class C -- 2.60%
                                             average net assets, and 0.85% of   Class M -- N/A
                                             the average net assets in excess   Class Q -- 1.65%
                                             of $1 billion                      Class T -- N/A
------------------------------------------------------------------------------------------------
  Pilgrim International
   Core Growth Fund.......
                              $ 85,214,314   1.00% of the first $500 million    Class A -- 1.95%
                                             of the Fund's average net assets,  Class B -- 2.60%
                                             0.90% of the next $500 million of  Class C -- 2.60%
                                             average net assets, and 0.85% of   Class M -- N/A
                                             the average net assets in excess   Class Q -- 1.65%
                                             of $1 billion                      Class T -- N/A
------------------------------------------------------------------------------------------------
  Pilgrim Money Market
   Fund*..................    $ 68,739,086   0.50% of average net assets if
                                             the Fund has not invested          Class A -- 1.50%
                                             substantially all of its assets    Class B -- 2.25%
                                             in another investment company,     Class C -- 2.25%
                                             0.15% if substantially all of its  Class M -- N/A
                                             assets are invested in another     Class Q -- N/A
                                             investment company                 Class T -- N/A

                            Net Assets as of
        Company Name         April 30, 2000    Pilgrim's Compensation Rate         Fee Waiver
--------------------------------------------------------------------------------------------------
  Pilgrim MidCap Value
   Fund...................    $ 30,431,196   1/12 of 1.00% of the Fund's      Class A -- 1.75%
                                             average daily net assets during  Class B -- 2.50%
                                             the month (approximately 1.00%   Class C -- 2.50%
                                             on an annual basis)              Class M -- 2.25%
                                                                              Class Q -- 1.75%
                                                                              Class T -- N/A
--------------------------------------------------------------------------------------------------
  Pilgrim LargeCap Leaders
   Fund...................    $ 40,843,850   1/12 of 1.00% of the Fund's      Class A -- 1.75%
                                             average daily net assets during  Class B -- 2.50%
                                             the month (approximately 1.00%   Class C -- 2.50%
                                             on an annual basis)              Class M -- 2.25%
                                                                              Class Q -- 1.75%
                                                                              Class T -- N/A
--------------------------------------------------------------------------------------------------
  Pilgrim Asia-Pacific
   Equity Fund............    $ 29,322,354   1/12 of 1.25% of the Fund's      Class A -- 2.00%
                                             average daily net assets during  Class B -- 2.75%
                                             the month (approximately 1.25%   Class C -- N/A
                                             on an annual basis)              Class M -- 2.50%
                                                                              Class Q -- N/A
                                                                              Class T -- N/A
--------------------------------------------------------------------------------------------------
  Pilgrim MagnaCap
   Fund...................    $439,317,385   1.00% of the Fund's average      N/A
                                             daily net assets on the first
                                             $30 million of net assets. The
                                             annual rate is reduced to 0.75%
                                             on net assets from $30 million
                                             to $250 million; to 0.625% on
                                             net assets from $250 million to
                                             $500 million; and to 0.50% on
                                             net assets over $500 million
--------------------------------------------------------------------------------------------------
  Pilgrim High Yield
   Fund...................    $322,344,790   0.60% of the Fund's average      Class A -- 1.10%
                                             daily net assets.                Class B -- 1.85%
                                                                              Class C -- 1.85%
                                                                              Class M -- 1.60%
                                                                              Class Q -- 1.10%
                                                                              Class T -- N/A
--------------------------------------------------------------------------------------------------
  Pilgrim Bank and Thrift
   Fund...................    $369,566,472   1.00% of the first $30 million   N/A
                                             of average daily net assets,
                                             0.75% of the next $95 million of
                                             average daily net assets and
                                             0.70% of average daily net
                                             assets in excess of $125 million
--------------------------------------------------------------------------------------------------
  Pilgrim Government
   Securities Income
   Fund...................    $112,821,691   0.50% of the Fund's average      The annual rate is
                                             daily net assets on the first    reduced to 0.45% on
                                             $500 million of net assets.      net assets from $500
                                                                              million to $1
                                                                              billion, and to
                                                                              0.40% on net assets
                                                                              in excess of $1
                                                                              billion

                           Net Assets as of
        Company Name        April 30, 2000     Pilgrim's Compensation Rate         Fee Waiver
---------------------------------------------------------------------------------------------
  Pilgrim SmallCap
   Opportunities
   Fund..................   $  674,376,211  0.75% of the Fund's average daily  N/A
                                            net assets.
---------------------------------------------------------------------------------------------
  Pilgrim Mid-Cap
   Opportunities
   Fund...................  $  137,773,156  1.00% of the Fund's average daily  N/A net assets.
---------------------------------------------------------------------------------------------
  Pilgrim Growth
   Opportunities
   Fund...................  $  680,447,976  0.75% of the Fund's average daily  N/A net assets.
---------------------------------------------------------------------------------------------
  Pilgrim Growth + Value
   Fund...................  $  808,556,707  1.00% of the Fund's average daily  N/A net assets.
---------------------------------------------------------------------------------------------
  Pilgrim International
   Value Fund.............  $1,570,646,841  1.00% of the Fund's average daily  N/A net assets.
---------------------------------------------------------------------------------------------
  Pilgrim Emerging
   Markets Value
   Fund...................  $   16,354,604  1.00% of the Fund's average daily  N/A
                                            net assets.
---------------------------------------------------------------------------------------------
  Pilgrim Research
   Enhanced Index
   Fund...................  $  251,917,222  0.70% of the Fund's average daily  N/A net assets.
---------------------------------------------------------------------------------------------
  Pilgrim High Total
   Return Fund II.........  $   92,850,562  0.75% of the Fund's average daily  N/A
                                            net assets.
---------------------------------------------------------------------------------------------
  Pilgrim High Total
   Return Fund............  $  236,910,599  0.75% on the first $250 million    N/A
                                            of aggregate average daily net
                                            assets, 0.70% on the next $250
                                            million of such assets, 0.65% on
                                            the next $250 million of such
                                            assets; 0.60% on the next $250
                                            million of such assets, and 0.55%
                                            on the remaining aggregate daily
                                            net assets in excess of $1
                                            billion.

                          Net Assets as of
       Company Name        April 30, 2000     Pilgrim's Compensation Rate         Fee Waiver
-----------------------------------------------------------------------------------------------
  Pilgrim SmallCap
   Opportunities
   Portfolio of
   Pilgrim Variable
   Products Trust........   $105,934,775   0.75% on the first $250,000,000    Voluntary expense
                                           of aggregate average daily net     cap of 0.90%.
                                           assets; 0.70% on the next
                                           $250,000,000 of such assets;
                                           0.65% on the next $250,000,000 of
                                           such assets; 0.60% on the next
                                           $250,000,00 of such assets; and
                                           0.55% in excess of $1 billion of
                                           such assets.
-----------------------------------------------------------------------------------------------
  Pilgrim Growth +
   Value Portfolio of
   Pilgrim Variable
   Products Trust........   $131,592,674   0.75% on the first $250,000,000    Voluntary expense
                                           of aggregate average daily net     cap of 0.80%.
                                           assets; 0.70% on the next
                                           $250,000,000 of such assets;
                                           0.65% on the next $250,000,000 of
                                           such assets; 0.60% on the next
                                           $250,000,00 of such assets; and
                                           0.55% in excess of $1 billion of
                                           such assets.
-----------------------------------------------------------------------------------------------
  Pilgrim Research
   Enhanced Index
   Portfolio of Pilgrim
   Variable
   Products Trust........   $ 28,059,885   0.75% on the first $250,000,000    Voluntary expense
                                           of aggregate average daily net     cap of 0.90%.
                                           assets; 0.70% on the next
                                           $250,000,000 of such assets;
                                           0.65% on the next $250,000,000 of
                                           such assets; 0.60% on the next
                                           $250,000,00 of such assets; and
                                           0.55% in excess of $1 billion of
                                           such assets.
-----------------------------------------------------------------------------------------------
  Pilgrim High
   Yield Bond
   Portfolio of
   Pilgrim Variable
   Products Trust........   $ 14,088,451   0.75% on the first $250,000,000    Voluntary expense
                                           of aggregate average daily net     cap of 0.80%.
                                           assets; 0.70% on the next
                                           $250,000,000 of such assets;
                                           0.65% on the next $250,000,000 of
                                           such assets; 0.60% on the next
                                           $250,000,00 of such assets; and
                                           0.55% in excess of $1 billion of
                                           such assets.

                           Net Assets as of
        Company Name        April 30, 2000      Pilgrim's Compensation Rate         Fee Waiver
-------------------------------------------------------------------------------------------------
  Pilgrim International
   Value Portfolio of
   Pilgrim Variable
   Products
   Trust..................     $26,029,154   1.00% of aggregate average daily   Voluntary expense
                                             net assets                         cap of 1.00%.
-------------------------------------------------------------------------------------------------
  Pilgrim Growth
   Opportunities
   Portfolio of
   Pilgrim Variable
   Products
   Trust..................        $0         0.75% of aggregate average daily   Voluntary expense
                              (Commenced     net assets                         cap of 0.90%.
                            operations on
                             May 1, 2000)
-------------------------------------------------------------------------------------------------
  Pilgrim MagnaCap
   Portfolio of
   Pilgrim Variable
   Products
   Trust..................        $0         0.75% of aggregate average daily   Voluntary expense
                              (Commenced     net assets                         cap of 0.90%.
                            operations on
                             May 1, 2000)
-------------------------------------------------------------------------------------------------
  Pilgrim MidCap
   Opportunities
   Portfolio of
   Pilgrim Variable
   Products
   Trust..................        $0         0.75% of aggregate average daily   Voluntary expense
                              (Commenced     net assets                         cap of 0.90%.
                            operations on
                             May 1, 2000)
-------------------------------------------------------------------------------------------------
  Pilgrim Prime Rate
   Trust..................  $1,715,854,189   0.80% of the average daily net     N/A
                             (Net assets     assets
                           plus borrowings)

* The Money Market Fund will also pay advisory fees to Reserve Management Company, Inc., the investment adviser of Primary Institutional Fund, a series of Reserve Institutional Trust, the investment company in which the Money Market Fund invests substantially all of its assets.

G. LMC and Its Agreements With the Funds:

   LMC, a wholly-owned subsidiary of LGAM, is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC and its predecessor companies were established in 1938. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. The names, addresses and principal occupation of each director and the principal executive officer of LMC are:

                                                     Principal Occupation during the past 5
          Name and Age            Position with LMC                  years
-------------------------------------------------------------------------------------------
  Robert M. DeMichele    (Age 55) Chairman and      Chairman and Chief Executive Officer,
                                  Chief Executive   Lexington Management Corporation;
                                  Officer           President and Director, Lexington
                                                    Global Asset Managers, Inc.; Chairman
                                                    of the Board, Market Systems Research,
                                                    Inc. and Market Systems Research
                                                    Advisors, Inc.; Director, The Trenwick
                                                    Group, The Navigator's Group, Inc.,
                                                    Unione Italiana Reinsurance, and Weeden
                                                    & Co.; Vice Chairman of the Board of
                                                    Trustees, Union College and Trustee,
                                                    Smith Richardson Foundation
-------------------------------------------------------------------------------------------
  Richard M. Hisey       (Age 41) Executive Vice    Executive Vice President (Mutual
                                  President         Funds), Chief Financial Officer,
                                  (Mutual Funds),   Managing Director and Director,
                                  Chief Financial   Lexington Management Corporation; Chief
                                  Officer,          Financial Officer, Vice President and
                                  Managing          Director, Lexington Funds Distributor,
                                  Director and      Inc.; Chief Financial Officer, Market
                                  Director          Systems Research Advisors, Inc.;
                                                    Executive Vice President (Mutual Funds)
                                                    and Chief Financial Officer, Lexington
                                                    Global Asset Managers, Inc.
-------------------------------------------------------------------------------------------
  Stuart S. Richardson   (Age  )  Director          Director, Lexington Management
                                                    Corporation; Chairman, Lexington Global
                                                    Asset Managers, Inc.; Vice Chairman,
                                                    Vanguard Cellular Systems, Inc. Prior
                                                    to January 1986, Chairman, Richardson-
                                                    Vicks, Inc.
-------------------------------------------------------------------------------------------
  Lisa Curcio           (Age 40)  Senior Vice       Senior Vice President and Secretary,
                                  President and     Lexington Management Corporation; Vice
                                  Secretary         President and Secretary, Lexington
                                                    Funds Distributor, Inc.; Secretary,
                                                    Lexington Global Asset Managers, Inc.

   The address of each director and officer of LMC is P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663.

   The following chart provides information related to LMC's investment advisory agreements with the Funds:

                                                                  Amount of Fee
                                              Date Last Approved Paid During Last
      Name of the Fund      Date of Agreement  By Shareholders     Fiscal Year
---------------------------------------------------------------------------------
  Lexington Global
   Corporate Leaders Fund,
   Inc. ..................      April 8, 1988     April 8, 1988     $  176,043
---------------------------------------------------------------------------------
  Lexington Global
   Technology Fund, Inc...  December 27, 1999 December 27, 1999     $        0
---------------------------------------------------------------------------------
  Lexington GNMA Income
   Fund, Inc..............     April 14, 1981    April 14, 1981     $1,844,256
---------------------------------------------------------------------------------
  Lexington Goldfund,
   Inc....................       May 13, 1986      May 13, 1986     $  583,491
---------------------------------------------------------------------------------
  Lexington Growth and
   Income Fund, Inc. .....     April 15, 1992    April 15, 1992     $1,498,729
---------------------------------------------------------------------------------
  Lexington International
   Fund, Inc..............    January 3, 1993   January 3, 1993     $  224,416
---------------------------------------------------------------------------------
  Lexington Silver Fund,
   Inc....................     March 16, 1992    March 16, 1992     $  261,004
---------------------------------------------------------------------------------
  Lexington Small Cap Asia
   Growth Fund, Inc. .....      June 17, 1995     June 17, 1995     $  167,228*
---------------------------------------------------------------------------------
  Lexington Troika Dialog
   Russia Fund, Inc.......      April 3, 1996    March 27, 1996     $  444,970
---------------------------------------------------------------------------------
  Lexington Worldwide
   Emerging Markets Fund,
   Inc. ..................     April 14, 1991    April 14, 1991     $  785,431
---------------------------------------------------------------------------------
  Lexington Global Income
   Fund...................  November 30, 1994 November 30, 1994     $  334,433
---------------------------------------------------------------------------------
  Lexington Money Market
   Fund...................     April 14, 1981    April 14, 1981     $  422,726*

* LMC reimbursed Lexington Money Market Fund and Lexington Small Cap Asia Growth Fund $9,546 and $67,545, respectively.

H. Submission of Proposals for the Next Meeting of the Fund:

   Under each Fund's Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Funds do not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at PO Box 1515, Saddle Brook, New Jersey 07663, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

                                                                       Exhibit A

                        INVESTMENT MANAGEMENT AGREEMENT

   AGREEMENT made this   day of      , 2000 between [Name of Fund] (the
"Fund"), a [type of entity] and Pilgrim Investments, Inc. (the "Manager"), a Delaware corporation (the "Agreement").

   WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, the Fund is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets;

   WHEREAS, the Fund may offer shares of additional series in the future;

   WHEREAS, the Fund desires to avail itself of the services of the Manager for the provision of advisory and management services for the Fund; and

   WHEREAS, the Manager is willing to render such services to the Fund;

   NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

   1. Appointment. The Fund hereby appoints the Manager, subject to the direction of the Board of Directors, for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the Fund (individually and collectively referred to herein as "Series"). The Manager accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

   In the event the Fund establishes and designates additional series with respect to which it desires to retain the Manager to render advisory services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Fund in writing, whereupon such additional series shall become a Series hereunder.

   2. Services of the Manager. The Manager represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration for so long as required by applicable law. Subject to the general supervision of the Board of Directors of the Fund, the Manager shall provide the following advisory, management, and other services with respect to the Series:

     (a) Provide general, investment advice and guidance with respect to the Series and provide advice and guidance to the Fund's Directors, and oversee the management of the investments of the Series and the composition of each Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with each Series' investment objective or objectives and policies as stated in the Fund's current registration statement, which management may be provided by others selected by the Manager and approved by the Board of Directors as provided below or directly by the Manager as provided in Section 3 of this Agreement;

     (b) In the event that the Manager wishes to select others to render investment management services, the Manager shall analyze, select and recommend for consideration and approval by the Fund's Board of Directors investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Fund) such investment advisory firms to render investment advice and manage the investments of such Series and the composition of each such Series' portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, in accordance with the Series' investment objective or objectives and policies as stated in the Fund's current registration statement (any such firms approved by the Board of Directors and engaged by the Fund and/or the Manager are referred to herein as "Sub-Advisers");

     (c) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series;

     (d) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

     (e) If appropriate, analyze and recommend for consideration by the Fund's Board of Directors termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

     (f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under respective portfolio management agreements ("Sub-Adviser Agreements");

     (g) Render to the Board of Directors of the Fund such periodic and special reports as the Board may reasonably request; and

     (h) Make available its officers and employees to the Board of Directors and officers of the Fund for consultation and discussions regarding the administration and management of the Series and services provided to the Fund under this Agreement.

   3. Investment Management Authority. In the event the Manager wishes to render investment management services directly to a Series, then with respect to any such Series, the Manager, subject to the supervision of the Fund's Board of Directors, will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended. Furthermore:

     (a) The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Manager.

     (b) The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

     (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Fund's Board of Directors, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

     (d) In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Fund on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian.

     (e) The Manager will assist the custodian or portfolio accounting agent for the Fund in determining, consistent with the procedures and policies stated in the Registration Statement for the Fund and any applicable procedures adopted by the Fund's Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

     (f) The Manager will make available to the Fund, promptly upon request, any of the Series' or the Managers' investment records and ledgers as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (g) The Manager will regularly report to the Fund's Board of Directors on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors may reasonably request.

     (h) In connection with its responsibilities under this Section 3, the Manager is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Manager in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine and consistent with
  Section 28(e) of the Securities Exchange Act of 1934, as amended, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of Directors of the Fund indicating the broker-dealers to which such allocations have been made and the basis therefor.

   4. Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

   5. Exclusivity. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

   6. Documents. The Fund has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

     (a) certified resolution of the Board of Directors of the Fund authorizing the appointment of the Manager and approving the form of this Agreement;

     (b) the Registration Statement as filed with the SEC and any amendments thereto; and

     (c) exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

   7. Records. The Fund agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Fund with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Fund and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

   8. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the Fund under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Adviser Agreement. The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors of the Fund who are employees of the Manager or its affiliates, and office rent of the Fund. The Fund shall be responsible for all of the other expenses of its operations, including, without limitation, the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under federal and state laws and regulations (including the salary of employees of the Manager engaged in the registering and qualifying of shares of the Fund under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Manager or any Sub-Adviser, or their affiliates; trade association dues; insurance premiums; extraordinary expenses such as litigation expenses. To the extent the Manager incurs any costs or performs any services which are an obligation of the Fund, as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund only to the extent of its costs for such services.

   9. Compensation. For the services provided by the Manager to each Series pursuant to this Agreement, the Fund will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Manager for the salary of its employees for performing services which are an obligation of the Fund as provided in Section 8. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between us.

   10. Liability of the Manager. The Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to, and the Fund will indemnify such persons from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission by a Sub-Adviser or any of the Sub-Adviser's stockholders or partners, officers, directors, employees, or agents connected with or arising out of any services rendered under a Sub-Adviser Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Manager's duties under this Agreement, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. No director, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever, in his or her official capacity, to any person, including the Sub-Adviser, other than to the Fund or its shareholders, in connection with Fund property or the affairs of the Fund, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Fund property for satisfaction of claims of any nature against a director, officer, employee or agent of the Fund arising in connection with the affairs of the Fund. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Series shall be enforceable against the assets and property of that Series only, and not against the assets or property of any other series of the Fund.

   11. Continuation and Termination. This Agreement shall become effective on the date first written above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two (2) years from the effective date of this Agreement, and shall continue from year to year there-after with respect to each Series so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Fund, or (ii) by vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be amended in any material respect without a majority vote of the outstanding voting shares (as defined in the 1940 Act).

   However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated by the Fund at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares of the Fund, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days' written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its "assignment" as described in the 1940 Act.

   12. Use of Name. It is understood that the name "Pilgrim Investments, Inc." or any derivative thereof (including the name "Pilgrim") or logo associated with that name is the valuable property of the Manager and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such Fund and/or Series. Upon termination of this Agreement, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Articles of Incorporation to change its name (if such name is included therein).

   13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   14. Applicable Law.

   (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

   (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          [Name of Fund]

                                          By: _________________________________

                                            ___________________________________
                                                           Title

                                          PILGRIM INVESTMENTS, INC.

                                          By: _________________________________

                                            ___________________________________
                                                           Title

                                   Schedule A

        Fund                             Annual Investment Management Fee
        ----                             --------------------------------
Pilgrim Growth and Income Fund,     0.75% of the Fund's average daily net
 Inc.                               assets up to $100 million, 0.60% of the
                                    Fund's average daily net assets in excess
                                    of $100 million up to $150 million, 0.50%
                                    of the Fund's average daily net assets in
                                    excess of $150 million up to $250 million,
                                    and 0.40% of the Fund's average daily net
                                    assets in excess of $250 million.

Pilgrim Global Corporate Leaders    1.00% of the Fund's average daily net
 Fund, Inc.                         assets.

Pilgrim International Fund, Inc.    1.00% of the Fund's average daily net
                                    assets.

Pilgrim Worldwide Emerging Markets  1.00% of the Fund's average daily net
 Fund, Inc.                         assets.

Pilgrim Small Cap Asia Growth       1.25% of the Fund's average daily net
 Fund, Inc.                         assets.

Pilgrim Troika Dialog Russia Fund,  1.25% of the Fund's average daily net
 Inc.                               assets.

Pilgrim GNMA Income Fund, Inc.      0.60% of the Fund's average daily net
                                    assets up to $150 million, 0.50% of the
                                    Fund's average daily net assets in excess
                                    of $150 million up to $400 million, 0.45%
                                    of the Fund's average daily net assets in
                                    excess of $400 million up to $800 million,
                                    and 0.40% of the Fund's average daily net
                                    assets in excess of $800 million.

Pilgrim Global Income Fund          1.00% of the Fund's average daily net
                                    assets.

Pilgrim Money Market Trust          0.50% of the Trust's average daily net
                                    assets up to $500 million, and 0.45% of the
                                    Trust's average daily net assets in excess
                                    of $500 million.

Pilgrim Goldfund, Inc.              1.00% of the Fund's average daily net
                                    assets up to $50 million, and 0.75% of the
                                    Fund's average daily net assets in excess
                                    of $50 million.

Pilgrim Silver Fund, Inc.           1.00% of the Fund's average daily net
                                    assets of the first $30 million, and 0.75%
                                    of the Fund's average daily net assets in
                                    excess of $30 million.

Pilgrim Emerging Markets Fund,      0.85% of the Fund's average daily net
 Inc.                               assets.

Pilgrim Natural Resources Trust     0.85% of the Fund's average daily net
                                    assets.

Pilgrim Global Technology Fund      1.25% of the Fund's average daily net
                                    assets.

Pilgrim Corporate Leaders Trust     [To Be Added]
 Fund

                                                                       Exhibit B

                             SUB-ADVISER AGREEMENT

   AGREEMENT made this   day of      , 2000 between Pilgrim Investments, Inc.,
a Delaware corporation (the "Manager"), and [Name of Sub-Adviser], a [type of entity] (the "Sub-Adviser").

   WHEREAS, [Name of Fund] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

   WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

   WHEREAS, the Fund may offer shares of additional series in the future;

   WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to each of the Fund's series; and

   WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

   NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

   1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the "Series") for the periods and on the terms set forth in this Agreement The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

   In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

   2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series' portfolio and determine in its discretion the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the

  Fund's Board of Directors of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

       (i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

       (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Series are invested consistent with any procedures or guidelines promulgated by the Board or the Manager, or if none, in the discretion of the Sub-Adviser based upon the best interests of the Series. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Series' shares were voted since the prior report, including the name of the corresponding issuers.

       (iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

       (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

       (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in
    Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

       (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

       (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     (b) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

     (c) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series' investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the
  Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (d) The Sub-Adviser will provide reports to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series' portfolio, and will furnish the Fund's Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

   3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

   4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed Post-Effective
Amendment No.   to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV,
Part II at the time the Form ADV is filed with the SEC.

   5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

   6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

   7. Compliance.

   (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors may adopt, including any written compliance procedures.

   (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

   (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

   8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

   9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

   10. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

   11. [Intentionally Omitted]

   12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

   13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

   14. Indemnification.

   (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

   (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

   (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

   (d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

   15. Duration and Termination.

   (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwith-standing the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

   In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

   (b) Notices.

   Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

   If to the Fund:

     [Name of Fund]
     [Address]
     [City, State Zip Code]
     Attention: [Name of Contact Person]

   If to the Sub-Adviser:

     [Name of Sub-Adviser]
     [Address]
     [City, State Zip Code]
     Attention: [Name of Contact Person]

   16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

   17. Miscellaneous.

   (a) This Agreement shall be governed by the laws of the State of    ,
provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

   (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

   (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

   (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

   (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

   (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

   (g) This agreement may be executed in counterparts.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                          PILGRIM INVESTMENTS, INC.


                                          By: _________________________________

                                            ___________________________________
                                            Title

                                          [Name of Sub-Adviser]


                                          By: _________________________________

                                            ___________________________________
                                            Title

                             Schedule A (per Fund)

       Fund                    Annual Sub-Adviser Fee
       ----                    ----------------------
Pilgrim Small Cap Asia Growth
 Fund, Inc.                    0.625% of the Fund's average daily net assets.
Pilgrim Troika Dialog Russia
 Fund, Inc.                    0.625% of the Fund's average daily net assets.

                                                                       Exhibit C

                         SERVICE AND DISTRIBUTION PLAN

   WHEREAS, [Name of Fund] (the "Company") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

   WHEREAS, shares of common stock of the Company currently consist of one series, [Name of Fund] (the "Fund);

   WHEREAS, shares of common stock of the Fund are divided into classes of shares, one of which is designated Class A;

   WHEREAS, the Company employs Pilgrim Securities, Inc. (the "Distributor") as distributor of the securities of which it is the issuer; and

   WHEREAS, the Company and the Distributor have entered into an Underwriting Agreement pursuant to which the Company has employed the Distributor in such capacity during the continuous offering of shares of the Company; and

   WHEREAS, the Company wishes to adopt the Distribution Plan and the Shareholder Service Plan of the Fund with respect to Class A shares as set forth hereinafter.

   NOW, THEREFORE, the Company hereby adopts on behalf of the Fund with respect to its Class A shares, and the Distributor hereby agrees to the terms of the Plan, in accordance with Rule 12b-l under the Act, on the following terms and conditions:

     1. The Fund shall pay to the Distributor, as the distributor of the Class A shares of the Fund, a service or distribution fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Fund's Class A shares, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid monthly or at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

     2. The amount set forth in paragraph 1 of this Plan shall be used by the Distributor to pay securities dealers (which may include the Distributor itself) and other financial institutions and organizations for servicing shareholder accounts, including a continuing fee which may accrue immediately after the sale of shares. To the extent not used for servicing shareholder accounts, the amount set forth in paragraph 1 of this Plan may be paid for the Distributor's services as distributor of the shares of the Fund in connection with any activities or expenses primarily intended to result in the sale of the Class A shares of the Fund, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Funds. These services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, this Plan hereby authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional

  Information to prospective investors and of implementing and operating the Plan. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor.

     3. This Plan shall not take effect until it, together with any related agreements, has been approved by votes of a majority of both (a) the Company's Board of Directors and (b) those Directors of the Company who are not "interested persons" of the Company (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-l Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

     4. After approval as set forth in paragraph 3, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Company's Board of Directors. The Plan shall continue in full force and effect as to the Class A shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

     5. The Distributor shall provide to the Directors of the Company, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     6. This Plan may be terminated as to the Fund at any time, without payment of any penalty, by vote of the Directors of the Company, by vote of a majority of the Rule 12b-l Directors, or by a vote of a majority of the outstanding voting securities of Class A shares of the Fund on not more than 30 days' written notice to any other party to the Plan.

     7. This Plan may not be amended to increase materially the amount of the fee (including any service fee) provided for in paragraph 1 hereof unless such amendment is approved by a vote of the shareholders of the Class A shares of the Fund, and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 3 hereof.

     8. While this Plan is in effect, the selection and nomination of Directors who are not interested persons (as defined in the Act) of the Company shall be committed to the discretion of the Directors who are not such interested persons.

     9. The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

   Last revised:      , 2000

                                                                      Exhibit D

                           ARTICLES OF INCORPORATION
                                      OF
                         LEXINGTON [     ] FUND, INC.

   FIRST: The undersigned,      , whose address is      , being at least
eighteen years of age, hereby forms a corporation under the Maryland General Corporation Law.

   SECOND: The name of the corporation is ["      ."] (hereinafter called the
"corporation").

   THIRD: The purpose for which the corporation is formed and the business or objects to be transacted, carried on and promoted by it, is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the general laws of the State of Maryland now or hereafter in force.

   FOURTH: The post office address of the principal office and Resident Agent of the corporation within the State of Maryland is 11 East Chase Street, Suite 9E, c/o CSC-Lawyers Incorporating Service Company, Baltimore, Maryland 21202. The name and address of the Resident Agent of the corporation is CSC-Lawyers Incorporating Service Company, 11 East Chase Street, Suite 9E, Baltimore, Maryland 21202.

   FIFTH: (1) The total number of shares of stock which the corporation initially has authority to issue is one billion (1,000,000,000) shares of Common Stock which are initially designated by series as follows: shares are
designated ["   "] series and of which shares are unclassified. All of the shares of Common Stock of each series are initially designated as one class of shares. The par value of the shares of each class is one tenth of one cent ($.001) per share.

   (2) The aggregate par value of all the authorized shares of stock is one million dollars ($1,000,000.00).

   (3) The Board of Directors of the corporation is authorized, from time to time, to fix the price or the minimum price or the consideration or minimum consideration for, and to authorize the issuance of, the shares of stock of the corporation and securities convertible into shares of stock of the corporation.

   (4) The Board of Directors of the corporation is authorized, from time to time, to further classify or to reclassify, as the case may be, any unissued shares of stock of the corporation by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of the stock.

   (5) Subject to the power of the Board of Directors to classify and reclassify unissued shares, the shares of each class of stock of the corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

     (a) (i) All consideration received by the corporation for the issuance or sale of shares of the class together with all income, earnings, profits and proceeds thereof, shall irrevocably belong to such class for all purposes, subject only to the rights of creditors and to effect the conversion of shares of any class of stock into another class of stock of the corporation, and are herein referred to as "assets belonging to" such class.

     (ii) The assets belonging to such class shall be charged with the liabilities of the corporation in respect of such class and with such class's share of the general liabilities of the corporation, in the latter case in proportion that the net asset value of such class bears to the net asset value of all classes. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to a class.

     (iii) Dividends or distributions on shares of each class, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to such class.

     (iv) In the event of the liquidation or dissolution of the corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to stockholders, the assets belonging to such class and the assets so distributable to the stockholders of such class shall be distributed among such stockholders in proportion to the number of shares of such class held by them.

     (b) A series of Common Stock may be further classified by the Board of Directors into two or more classes of stock that may be invested together in the common investment portfolio in which the series is invested. Notwithstanding the provisions of paragraph (5)(a) of this Article FIFTH, if two or more classes are invested in a common investment portfolio as a series, the shares of each such class of stock of the corporation shall be subject to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, and, if there are other classes of stock of another series invested in a different investment portfolio, shall also be subject to the provisions of paragraph (5)(a) of this Article FIFTH at the series level as if the classes within the series were one class:

       (i) The income and expenses of the series shall be allocated among the classes in the series in accordance with the number of shares outstanding of each such class or as otherwise determined by the Board of Directors in a manner consistent with subparagraph (iii) below.

       (ii) As more fully set forth in this paragraph (5)(b) of Article FIFTH, the liabilities and expenses of the classes in the series shall be determined separately from those of each other and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the corporation to holders of shares of the corporation's stock may vary from class to class within the series. Except for these differences and certain other differences set forth in this paragraph (5) of Article FIFTH or elsewhere in the Articles of Incorporation, the classes in the same series shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

       (iii) The dividends and distributions of investment income and capital gains with respect to the classes in the series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes in the series to reflect differing allocations of the expenses of the corporation among the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, capital gains, expenses and liabilities of the corporation among the classes in the series shall be determined by the Board of Directors in a manner that is consistent with an order, if any, obtained from the Securities and Exchange Commission or any future amendment to such order or any rule or interpretation under the Investment Company Act of 1940, as amended.

     (c) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each share standing in his name on the books of the corporation irrespective of the class or series thereof. All holders of shares of stock shall vote as a single class except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the class, classes or series affected shall be entitled to vote.

     (d) The proceeds of the redemption of shares of any class of stock of the corporation may be reduced by the amount of any contingent deferred sales charge or other charge (which charges may vary within and among the classes) payable on such redemption pursuant to the terms of issuance of such shares, all in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder, and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

     (e) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder, and applicable rules and regulations of the NASD and reflected in the corporation's current registration statement, shares of a particular class of stock of the corporation may be automatically converted into shares of another class of stock of the corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the corporation) and reflected in the corporation's current registration statement as aforesaid.

   Except as provided above, all provisions of the Articles of Incorporation relating to stock of the corporation shall apply to shares of, and to the holders of, all classes of stock.

   (6) Notwithstanding any provisions of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of stockholders of all classes or of any class of stock entitled to be cast in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon.

   (7) The presence in person or by proxy of the holders of one-third of the shares of stock of the corporation entitled to vote (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.

   (8) The corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the corporation, but excluding the right to receive a stock certificate evidencing a fractional share.

   (9) No holder of any shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class which the corporation proposes to issue, or any rights or options which the corporation proposes to issue or to grant for the purchase of shares of any class or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued if the same have been reacquired, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

   SIXTH: (1)  The initial number of directors of the corporation is     ( )
and the names of those who will serve as such until the first annual meeting or until their successors are duly elected and qualify are as follows:

   The By-Laws of the corporation may fix the number of directors at a number greater or less than that named in these Articles of Incorporation and may authorize a majority of the entire Board of Directors to increase or decrease the number of directors. The number of directors shall never be less than the minimum number prescribed by the Maryland General Corporation Law.

   (2) The initial by-laws of the corporation shall be adopted by the directors at their organizational meeting or by their informal written action, as the case may be. Thereafter, the power to make, alter, and repeal the by-laws of the corporation shall be vested in the Board of Directors of the corporation.

   (3) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to: the amount of the assets, debts, obligations, or liabilities of the corporation; the amount of any reserves or charges set up and the propriety thereof; the time of or purpose for creating such reserves or charges; the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged); the value of any investment or fair value of any other asset of the corporation; the amount of net investment income; the number of shares of stock outstanding; the estimated expense in connection with purchases or redemptions of the corporation's stock; the ability to liquidate investments in an orderly fashion; the extent to which it is practicable to deliver a cross-section of the portfolio of the corporation in payment for any such shares, or as to any other matters relating to the issue, sale, purchase, redemption and/or other acquisition or disposition of investments or shares of the corporation, or the determination of the net asset value of shares of the corporation shall be final and conclusive, and shall be binding upon the corporation and all holders of its shares, past, present and future, and shares of the corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

   SEVENTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

   (2) The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

   (3) No provision of this Article SEVENTH shall be effective (i) to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   (4) References to the Maryland General Corporation Law in this Article SEVENTH are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to such amendment.

   EIGHTH: (1) Any holder of shares of stock of the corporation may require the corporation to redeem and the corporation shall be obligated to redeem at the option of such holder all or any part of the shares of the corporation owned by said holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

     (a) The redemption price per share shall be the net asset value per share determined at such time or times as the Board of Directors of the corporation shall designate in accordance with any provision of the Investment Company Act of 1940, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

     (b) Net asset value per share of a class shall be determined by dividing:

       (i) The total value of the assets of such class, or in the case of a series with more than one class, such class's proportionate share of the total value of the assets of the series, such value determined as provided in Subsection (c) below less, to the extent determined by or pursuant to the direction of the Board of Directors, all debts, obligations and liabilities of such class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses or otherwise) but excluding such class's liability upon its shares and its surplus, by

       (ii) The total number of shares of such class outstanding.

     The Board of Directors is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

     (c) In determining for the purposes of these Articles of Incorporation the total value of the assets of the corporation at any time, investments and any other assets of the corporation shall be valued in such manner as may be determined from time to time by the Board of Directors.

     (d) Payment of the redemption price by the corporation may be made either in cash or in securities or other assets at the time owned by the corporation or partly in cash and partly in securities or other assets at the time owned by the corporation. The value of any part of such payment to be made in securities or other assets of the corporation shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made.

     The corporation, pursuant to resolution of the Board of Directors, may deduct from the payment made for any shares redeemed a liquidating, redemption or similar charge as may be determined by the Board of Directors from time to time.

     (e) Redemption of shares of stock by the corporation is conditional upon the corporation having funds or property legally available therefor.

   (2) The corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the corporation at such time or times as the Board of Directors of the corporation shall designate, less any liquidating, redemption or similar charge as may be fixed by resolution of the Board of Directors of the corporation from time to time, and take all other steps deemed necessary or advisable in connection therewith.

   (3) The corporation may cause the redemption, upon the terms set forth in subsections (1)(a) through (e) and subsection 5 of this Article EIGHTH, of shares of a class of stock held by a stockholder if the net asset value of the shares of stock is less than $500 or such other amount not exceeding $5000 as may be fixed from time to time by the Board of Directors (the "Minimum Amount") with respect to that class. The Board of Directors may establish differing Minimum Amounts for each class of the corporation's stock and for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate. The corporation shall give the stockholder notice which shall be in writing personally delivered or deposited in the mail, at least 30 days (or such other number of days as may be specified from time to time by the Board of Directors) prior to such redemption.

   Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the redemption price need not be paid by the corporation until such certificates are presented in proper form for transfer to the corporation or the agent of the corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

   (4) The obligations set forth in this Article EIGHTH may be suspended or postponed as may be permissible under the Investment Company Act of 1940 and the rules and regulations thereunder.

   (5) The Board of Directors may establish other terms and conditions and procedures for redemption, including requirements as to delivery of certificates evidencing shares, if issued.

   NINTH: All persons who shall acquire stock or other securities of the corporation shall acquire the same subject to the provisions of the corporation's Charter, as from time to time amended.

   TENTH: From time to time any of the provisions of the Charter of the corporation may be amended, altered or repealed, including amendments which alter the contract rights of any class of stock outstanding, and other provisions authorized by the Maryland General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all rights at any time conferred upon the stockholders of the corporation by its Charter are granted subject to the provisions of this Article.

   IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.


                                          _____________________________________
                                                      [          ]
                                                    Sole Incorporator

Dated:

                                                                       EXHIBIT E


                              DECLARATION OF TRUST

                                    [      ]

                                DATED: [      ]

                             DECLARATION OF TRUST
                                  [        ]

                                DATED: [     ]

   DECLARATION OF TRUST, made this [ ] day of [     ], 2000 by the undersigned
Trustees (Together with all other persons from time to time duly elected, qualified and serving as Trustees) in accordance with the provisions of
Article II hereof, (the "Trustees");

   WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

   WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided; and

   NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder, and subject to the provisions hereof.

                                   ARTICLE I

                             NAME AND DEFINITIONS

   Section 1.1. Name. The name of the Trust created hereby is ["        "].

   Section 1.2. Definitions. Wherever they are used herein the following terms have the following respective meanings:

     (a) "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 3.3 hereof.

     (b) "By-Laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

     (c) "Class" means the two or more classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

     (d) "Commission" has the meaning given to it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

     (e) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said Section 17(f).

     (f) "Declaration" means this Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (g) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

     (h) "His" shall include the feminine and neuter, as well as the masculine genders.

     (i) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

     (j) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from regular Federal income tax.

     (k) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     (1) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     (m) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

     (n) "Shareholder" means a record owner of Outstanding Shares.

     (o) "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section. 3.4 hereof.

     (p) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust.

     (q) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (r) "Trust" means the Trust referred to in Section 1.1.

     (s) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

     (t) "Trustees" means the person, or persons, who has, or have, signed this Declaration, so long as he, or they, shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or person in this capacity or their capacities as trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

   Section 2.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

   Section 2.2. Investments.

   (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

   (b) To invest in, hold for investment, or reinvest in, securities, including common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; any form of gold or other precious metal; commodity contracts; shares of, or any other interest in, any investment company as defined in the 1940 Act; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; "when issued" contracts for any such securities, contracts or interests; to retain Trust assets in cash and from time to time to change the securities contracts or interest in which the assets of the Trust are invested.

   (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities, contracts or interests, and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on sucks contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

   (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

   (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

   (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust property.

   (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

   (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

   (i) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or Proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either along or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connection with the aforesaid business or purposes, objects or powers.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

   The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investment which may be made by fiduciaries.

   Section 2.3. Legal Title. Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

   Section 2.4. Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporation.

   Section 2.5. Delegation; Committees. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the sine extent as such delegations permitted by the 1940 Act.

   Section 2.6. Collection and Payment The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

   Section 2.7. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

   Section 2.8. Manner of Acting; By-laws. Except as otherwise, provided herein or in the By-laws, any action to be taken by the Trustee may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

   Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if The acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

   Section 2.9. Miscellaneous Powers. Subject to Section 5.11 hereof, the Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, the Administrator, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

   Section 2.10. Principal Transactions. Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or transfer agent or with any interested Person of such Person; and the Trust may employ any such person, or firm or company which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent,, dividend disbursing agent or Custodian upon customary terms.

   Section 2.11. Number of Trustees. The number of Trustees shall initially be two (2), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than fifteen
(15).

   Section 2.12. Election and Term. Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

   Section 2.13. Resignation and Removal. Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him, and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the Shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

   Section 2.14. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

   Section 2.15. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not to exceed six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

                                  ARTICLE III

                                   CONTRACTS

   Section 3.1. Distribution Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-Laws, and such further terms and conditions as the Trustees may inn their discretion determine not inconsistent with the provision of this Article III or of the By-Laws; and such contract may also provide for the repurchase of the Shares by such other parry as agent of the Trustees. Such contract may also further provide that such other party may enter into selected dealer agreements with registered securities dealers to further the purpose of the distribution or repurchase of the Shares. The foregoing services may be provided by one or more persons.

   Section 3.2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

   The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires

   Section 3.3. Administrator. The Trustees may in their discretion from time to time enter into one or more administrative services contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more persons.

   Section 3.4. Transfer Agent and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency contracts and one or more shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of this Declaration or the By-Laws. Such services may be provided by one or more Persons.

   Section 3.5. Affiliations of Trustees or Officers.

   The fact that:

     (i) any of the Shareholders, Trustees or officers of the Trust is a shareholders, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or any Custodian contract as described in Article X of the By-Laws, or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

     (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1, 3.2, 3.3 or 3.4 above or for services as Custodian or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

   Section 3.6. Compliance with 1940 Act. Any contract entered into pursuant to Sections 3.1 or 3.2, shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                   LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                             TRUSTEES AND OFFICERS

   Section 4.1. No Personal Liability of Shareholders, Trustees. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from, and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

   Section 4.2. Non-Liability of Trustees. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been, a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, and

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

       (A) by the court or other body approving the settlement of other disposition; or,

       (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

   (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

   As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

   Section 4.4. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the Performance of any of his duties hereunder.

   Section 4.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as "trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 4.6. Reliance on Experts. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE V

                          SHARE OF BENEFICIAL INTEREST

   Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.0l per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of shares, shall be fully paid and non-assessable.

   Section 5.2. Rights of Shareholders. The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust nor can they suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

   Section 5.3. Trust Only . It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or member of a joint stock association.

   Section 5.4. Issuance of Shares. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

   Section 5.5. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

   Section 5.6. Transfer of Shares. Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matter as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

   Section 5.7. Notices, Reports. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder (i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholders address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or (iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

   Section 5.8. Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

   Section 5.9. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any investment advisory or management contract entered into pursuant to Section 3.2; (iv) with respect to termination of the Trust as provided in Section 9.2;
(v) with respect to any amendment of this Declaration to the extent and as provided in Section 9.3; (vi) with respect to any merger, consolidation or sale of assets as provided in Section 9.4; (vii) with respect to incorporation of the Trust or any Series to the extent and as provided in Section 9.5; (viii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); (ix) with respect to any plan adopted pursuant to Rule l2b-1 (or any successor rule) under the 1940 Act; and (x) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-Laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole

Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or, if a Series or Class would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders votes and meetings and related matters.

   Section 5.10. Meetings of Shareholders. Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting. At any meeting of Shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the Agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes.

   Section 5.11. Series Designation. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all series as the context may require.

   If the Trustees shall divide the Shares of the Trust into two or more Series, the following provisions shall be applicable:

     (a) All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

     (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated froze time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

     (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such matter and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.

     (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other series.

     (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

     (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   Section 5.12. Assent to Declaration of Trust. Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

   Section 5.13. Class Designation. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

   If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

     (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

     (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any Series or any Shares previously issued and reacquired of any Class of the Trust or of any Series into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

     (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

     (d) The establishment and designation of any Class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                      REDEMPTION AND REPURCHASE OF SHARES

   Section 6.1. Redemption of Shares. All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

   The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at the office of the Transfer Agent, the Shareholder Servicing Agent, which is the agent of record for such Shareholder, or at the office of any bank or trust company, either in or outside the office of any bank or trust company, either in or outside the Commonwealth of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated for that purpose, or at such office or agency as may be designated from, time to time in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

   Section 6.2. Price. Shares shall be redeemed at their net asset value determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

   Section 6.3. Payment. Payment for such Shares shall be made in cash or in property out of the assets of the relevant series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

   Section 6.4. Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

   Section 6.5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose by agreement with the owner thereof at a price not exceeding the net asset value per share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

   Section 6.6. Redemption of Sub-Minimum Accounts. The Trust shall have the right at any time without prior notice to the shareholder to redeem shares of any shareholder for their then current net asset value per share if at such time the shareholder own Shares having an aggregate net asset value of less than an amount set forth from time to time by the Trustees, subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine.

   Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

   The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

   Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

   Section 6.9. Suspension of Right of Redemption . The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the Period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                  ARTICLE VII

                       DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

   Section 7.1. Net Asset Value. The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of the amortized cost of such securities in the case of money market securities, market value in the case of other securities, or by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, of the Trust as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the custodian, the Transfer Agent or such other person as the Trustees may determine by resolution, or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

   Section 7.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. To the extent the Trustees deem it appropriate as a matter of administrative convenience, distributions to Shareholders may be effected on different dates to different Shareholders, provided that such distributions shall be made at regularly occurring intervals of approximately the same length with respect to each Shareholder of the Trust. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the

Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability of taxes.

   Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. Subject to Section 5.11 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee and service fees, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided therein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata shares of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero, or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

   Section 7.4. Allocation Between Principal and Income. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

   Section 7.5. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                 ARTICLE VIII

                        DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

   Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

   Section 8.2. Termination of Trust. (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote, at any meeting of Shareholders. Upon the termination of the Trust or any Series,

     (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

     (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

     (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

   (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

   Section 8.3. Amendment Procedure. (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

   (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust of Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Noting contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

   (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

   Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

   Section 8.4. Merger, Consolidation and Sale of Assets. The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders of the Trust or Series called for the purpose by the affirmative vote of the holders of a majority of the Shares of the Trust or Series.

   Section 8.5. Incorporation. With the approval of the holders of a majority of the Shares of the Trust or any Series outstanding and entitled to vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly of indirectly have any interest, and to sell, convey and transfer the Trust property or the property of any Series to any such corporation, partnership, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, partnership, trust, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire Shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, partnership, trust, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, partnerships, trusts, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                            REPORTS TO SHAREHOLDERS

   The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE X

                                 MISCELLANEOUS

   Section 10.1. Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the

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provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

   Section 10.2. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

   Section 10.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   Section 10.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

   Section 10.5. Provisions in Conflict with law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

   (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration or jurisdiction.

   Section 10.6. Principal Place of Business. The principal place of business of the Trust is 300 First Stamford Place, Stamford, CT 06902. The principal place of business may be changed by resolution of a majority of the Trustees.

   Section 10.7. Resident Agent. The Trust shall maintain a resident agent in the Commonwealth of Massachusetts, which agent shall initially be CT Corporation System, 2 Oliver Street, Boston, MA 02109. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

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   IN WITNESS WHEREOF, the undersigned has executed this instrument this day of April, 2000.

                                          -------------------------------------

                                          (as Trustee and not individually)
                                          Ten Post Office Square, Suite 1230
                                          Boston, MA 02109

                                          -------------------------------------

                                          (as Trustee and not individually)
                                          Ten Post Office Square, Suite 1230
                                          Boston, MA 02109

COMMONWEALTH OF MASSACHUSETTS

                SS.                                                [    , 2000]

There personally appeared the above named           and           who
acknowledge the foregoing instrument to be their free act and deed.

                                          Before me,

                                          -------------------------------------
                                          Notary Public

MY commission expires:

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[NAME OF THE FUND]
MEETING:  July 21, 2000 AT 9:00 AM
             PROXY SOLICITED BY THE BOARD OF DIRECTORS (Trustees)

The undersigned holder of shares of the [Name of the Fund ] (the "Fund") hereby appoints Enrique Faust and Richard J. Lavery, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Park 80 West, Plaza Two, Saddle Brook, New Jersey at the date and time indicated above and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the persons appointed as attorneys or proxies who are present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder. The undersigned hereby revokes any proxy previously given.
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      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE
      ----  ---------------------------------------------------------------

             Please vote by filling in the appropriate box below.

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Proposal:                                                                           FOR ALL     FOR ALL EXCEPT AS    WITHHOLD ALL
---------                                                                                          MARKED BELOW
1.   To elect each of the following nominees (except as noted on the line below)
     to the Board of Directors (Trustees) of the Fund, for a term of office to
     commence upon the completion of the acquisition described in the                 [_]              [_]                [_]
     accompanying proxy statement and to continue until the next meeting of shareholder at which Directors (Trustees) are elected and their successors have been duly elected and qualified.

(1) Mary A. Baldwin, Ph.D (2) Al Burton, (3) Paul S. Doherty, (4) Robert B. Goode, (5) Alan L. Gosule, (6) Mark Lipson (7) Walter H. May, (8) Jock Patton,
(9) David W.C. Putnam, (10) John R. Smith, (11) Robert W. Stallings, (12) John
G. Turner and (13) David W. Wallace.

                                                                                       To withhold authority to vote for any
                                                                                       individual nominee, print that nominee's
                                                                                       name on the line below

                                                                                       ----------------------------------------

                                                                                       ----------------------------------------

                                                                                      FOR            AGAINST            ABSTAIN

2.   To approve a new Investment Management Agreement between each Fund and
     Pilgrim Investments, Inc. to take effect upon the completion of the              [_]              [_]                [_]
     proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar
     Financial Corp.

3.   To approve a new Investment Management Agreement between each Fund and
     Pilgrim Investments, Inc. to take effect upon the completion of the              [_]              [_]                [_]
     proposed acquisition of ReliaStar Financial Corp. by ING Group.

4.   Lexington Small Cap Asia Growth Fund, Inc. only:

a.   To approve a new Sub-Adviser Agreement between Pilgrim Investments, Inc.
     and Crosby Asset Management (US) Inc. for Lexington Small Cap Asia Growth        [_]              [_]                [_]
     Fund, Inc. to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. by ReliaStar Financial Corp.

b.   To approve a new Sub-Adviser Agreement between Pilgrim Investments, Inc.
     and Crosby Asset Management (US) Inc. for the Lexington Small Cap Asia           [_]              [_]                [_]
     Growth Fund, Inc. to take effect upon the completion of the proposed acquisition of ReliaStar Financial Corp. by ING Groep N.V.
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
5.   Lexington Small Cap Asia Growth Fund, Inc. only:

a.   To approve a new Sub-Adviser Agreement between Pilgrim Investments, Inc.
     and Insinger Asset Management N.V. for the Lexington Small Cap Asia Growth
     Fund, Inc. to take effect upon the acquisition of certain regulatory             [_]              [_]                [_]
     approvals and the completion of the proposed acquisition of Lexington
     Global Asset Managers, Inc. by ReliaStar Financial Corp.

b.   To approve a new Sub-Adviser Agreement between Pilgrim Investments, Inc.
     and Insinger Asset Management N.V. for the Lexington Small Cap Asia Growth
     Fund, Inc. to take effect upon the acquisition of certain regulatory             [_]              [_]                [_]
     approvals and the completion of the proposed acquisition of ReliaStar
     Financial Corp. by ING Groep N.V.;


6.   Lexington Troika Dialog Russia Fund, Inc. only:

a.   To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog
     Asset Management (Cayman Islands), Ltd. for the Lexington Troika Dialog
     Russia Fund, Inc. to take effect upon the completion of the proposed             [_]              [_]                [_]
     acquisition of Lexington Global Asset Managers, Inc. by ReliaStar
     Financial Corp.

b.   To approve a new Sub-Adviser Agreement between Pilgrim and Troika Dialog
     Asset Management (Cayman Islands), Ltd. for the Lexington Troika Dialog
     Russia Fund, Inc. to take effect upon the completion of the proposed             [_]              [_]                [_]
     acquisition of ReliaStar by ING Groep N.V.

7.   To ratify the selection of KPMG LLP as each Fund's independent public
     accountants for the fiscal year ending December 31, 2000;                        [_]              [_]                [_]

8.   To approve a new Service and Distribution Plan for each Fund, other than
     the Lexington Money Market Trust, which would impose on each Fund a fee on       [_]              [_]                [_]
     an annualized basis of 0.25% of the average daily net assets;

9.   To approve Amended and Restated Articles of Incorporation for Lexington
     Global Corporate Leaders Fund, Inc., Lexington Global Technology Fund,
     Inc., Lexington GNMA Income Fund, Inc., Lexington Goldfund, Inc., Lexington
     Growth and Income Fund, Inc., Lexington International Fund, Inc., Lexington
     Silver Fund, Inc., Lexington Small Cap Asia Growth Fund, Inc., Lexington
     Troika Dialog Russia Fund, Inc., and Lexington Worldwide Emerging Markets        [_]              [_]                [_]
     Fund, Inc., each a Maryland corporation

10.  To approve an Amended and Restated Declaration of Trust for Lexington
     Global Income Fund and Lexington Money Market Trust, each a Massachusetts        [_]              [_]                [_]
     business trust;

11.  Any other business properly brought before the meeting                           [_]              [_]                [_]

      (NAME OF THE FUND)
                                              PLEASE SIGN IN THE BOX BELOW
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                        Please sign exactly as your name appears on this Proxy.
                        If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

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                          Signature(s) Title(s), if applicable   Date
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